As filed with the Securities and Exchange Commission on December 28, 2022

1933 Act File No. 333-268026

1940 Act File No. 811-23834

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.
And
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 1

Kingsbarn Parallel Income Fund

(Exact Name of Registrant as Specified in Charter)

8730 Stony Point Parkway, Suite 205

Richmond, VA 23235

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(800) 628-4077

(Registrant’s Telephone Number, including Area Code)

Capitol Services, Inc.
108 Lakeland Ave.
Dover, DE 19901

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

John H. Lively

 Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c), or as follows:

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

Subject to completion dated December 28, 2022

Prospectus

Kingsbarn Parallel Income Fund

Common Shares of Beneficial Interest

Kingsbarn Parallel Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. In accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s Board of Trustees is required to offer to repurchase between 5% and 25% of the Fund’s outstanding shares on a quarterly basis. Prospective investors should be aware that the Fund expects to limit the repurchase amount to 5% which is the minimum permitted amount. The repurchase offers are expected to be made in January, April, July, and October of each year. The Fund expects that its first repurchase offer will occur in July 2023. For more information on the Fund’s repurchase policies and risks, please see “Repurchase Offers/Interval Fund Risk” in this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated ___, 2022, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears at Appendix A on page A-1 of this Prospectus. The SAI is available upon request and without charge by writing the Fund at c/o Kingsbarn Capital Management, LLC, 4455 E. Camelback Road, Suite E261, Phoenix, Arizona 85018 (the “Adviser”). You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (800) xxx-xxxx or by visiting the Fund’s website at www._____.com. The SAI, which is incorporated by reference into (legally made a part of) this Prospectus, is also available on the SEC’s EDGAR database at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Prospective investors should not construe the contents of this Prospectus or the SAI as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.

Investment Objective. The Fund seeks to provide a consistent level of dividend income and the preservation of capital.

Principal Investments and Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal market circumstances, a substantial portion of its assets in publicly listed residential and commercial Real Estate Investment Trusts (“REITS”) and Business Development Companies (“BDCs”) that are hereafter referred to as the “Portfolio Companies”. The Portfolio Companies invest their assets in residential and commercial loans and securities, and business loans to private companies. Additionally, the Portfolio Companies, either for investment or risk management purposes, will invest in various types of derivatives. Separately from the investment and risk management strategies employed by each of the Portfolio Companies, the Fund will also invest in U.S. treasury note futures and derivatives instruments that are linked to, or provide investment exposure to, interest rate swap agreements that are both utilized to hedge, or offset, the Fund’s market value risk associated with movements in longer-term U.S. Treasury rates, as determined by the Fund’s Adviser.

Portfolio Companies in which the Fund may invest are residential mortgage REITs (“MREITs”), commercial mortgage REITs (“CREITs”), business development companies (“BDCs”) and venture debt lenders (“VDLs”). Companies in these sectors may invest in various types of loans, securities, and derivatives that may involve certain interest rate and/or credit risks. Each portfolio company is subject to a variety of enterprise risks due to the businesses they operate. The effective management of these risks is critically important to the overall success of the Portfolio Company and the success of the Fund. The Adviser seeks to identify those Portfolio Companies it believes have a strong framework for managing these risks while also focused on income generation and capital preservation.

Leverage. The Fund may use leverage to the extent permitted by the 1940 Act. As stated under the section “Leverage” on page 19 of the Prospectus, the Fund expects to utilize leverage through margin facilities secured by its portfolio securities. The Fund will limit use of any leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s net assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of holders of Common Shares (“Common Shareholders”). If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The Fund intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. By using leverage, the Fund seeks to obtain a higher return for holders of Common Shares than if the Fund did not use leverage, but the volatility of the Fund’s NAV will be greater than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

Investment Process. Elemental to the Fund’s investment process is developing a financial forecast for each company that extends through the end of the following fiscal year. The financial forecasts will include a detailed balance sheet and income statement that will provide the Adviser quarterly estimates for net income, common dividend, and tangible book value (“TBV”) that are then compared to the same estimates published on various news services by Wall Street equity research analysts.

The Adviser executes its investment process to select a portfolio of 11-13 companies, out of an investment universe of approximately 100 companies, that it believes has, in aggregate, the greatest dividend yield per unit of risk (duration and convexity) with the lowest variability in dividend yield across a number of interest rate scenarios. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Convexity is the term to describe the nonlinearity of duration for MBS. As interest rates decline, MBS prices increase less than a bond without prepayment options because the MBS expected maturity becomes shorter due to increased borrower prepayments rates.

For each company considered for investment, the Adviser completes a multiple-scenario financial modeling process that allows the Adviser to construct a portfolio hedge intended to nullify the impact of changes in longer-term interest rates to the Fund’s NAV, as follows:

1.	Company Portfolio Segmentation and Analysis. For each company, the Adviser separates the investment portfolio, liabilities, and hedge positions into “risk buckets”, where the instruments in each risk bucket have similar characteristics such as coupon, maturity term, or product type.

2.	Scenario Analysis. The Adviser estimates the changes in the value of each risk bucket for each company under a wide range of higher and lower interest rate scenarios, as compared to a base interest rate forecast developed by the Adviser.

3.	Risk Aggregation. After completing the scenario analysis for each company, the results for each company are aggregated to determine the portfolio-level risk to NAV across each interest rate scenario.

4.	Portfolio Hedge Construction. After completing the scenario analysis and determining the change in portfolio NAV, the Adviser constructs portfolio-level hedges using treasury note futures and interest rate swaptions that it believes will largely nullify the negative impact on the Fund’s NAV from changes in longer-term interest rates.

Separately from the interest rate risk management strategies employed by each of the Portfolio Companies, the Fund will invest in U.S. Treasury note futures and derivative instruments the Adviser believes will offset, or hedge, the aggregate risk of net income and/or net asset value losses from movements in longer-term interest rates. The Adviser invests Fund assets in publicly listed equity securities of REITs and BDCs using a multi-stage investment process: financial statement review and modeling, development of proprietary earnings and dividend estimates, security selection, and investment monitoring. Elemental to the Fund’s investment process is modeling each company’s forward 12-month dividend, net asset value (“NAV”), and net income estimates that are compared to the same estimates published on various news services by Wall Street equity research analysts.

This comparison process allows each company’s stock to be assigned to a quadrant within the Adviser’s valuation matrix:

Quadrant 1 is for those companies the Adviser has estimated earnings, NAV, and/or dividends that are higher than published Wall Street analyst estimates; Quadrant 2 is for Adviser earnings, NAV, and/or dividend estimates that equal Wall Street analyst estimates; Quadrant 3 is for Adviser earnings, NAV, and/or dividend estimates that are below Wall Street estimates; and Quadrant 4 is for Adviser NAV estimates that are below Wall Street analyst NAV estimates.

Interval Fund Repurchase Offers. The Fund is an “interval fund,” a type of fund which, to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Fund’s Board of Trustees, for each quarterly repurchase offer period, the Fund expects to limit its offer to repurchase to 5% of the Fund’s outstanding Common Shares at net asset value, which is the minimum amount permitted by Rule 23c-3 under the 1940 Act.

Investment Adviser. Kingsbarn Capital Management, LLC (the “Adviser”), located at 4455 E. Camelback Road, Suite E261, Phoenix, Arizona 85018, serves as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”) with the Fund.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund is registered under the 1940 Act and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Foreside Fund Services, LLC. (the “Distributor”), under the terms of this Prospectus, an unlimited number of common shares of beneficial interest, at a price equal to the net asset value (“NAV”) per share. Shares are not subject to a sales load or early withdrawal charges. The minimum initial investment is $1,000. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. Subsequent investments may be made with at least [$1,000]. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use commercially reasonable efforts to sell the shares. See “Plan of Distribution.”

Price to Public	Proceeds to Registrant
At current NAV	Amount invested at current NAV

Investing in the Fund’s shares involves risks, including the following:

●	Shares of the Fund will not be listed on any securities exchange, which makes them inherently illiquid.

●	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

●	The shares of the Fund are not redeemable.

●	The Fund’s Board of Trustees expects to limit its authorization of quarterly repurchase offers to 5% of outstanding shares, the minimum amount permitted by Rule 23c-3 under the 1940 Act. Furthermore, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.

●	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.

●	Shares are speculative and involve a high degree of risk, including the risks associated with investing in publicly listed equity securities of dividend-paying financial services companies among the following business segments: residential mortgage REITs (“MREITs”), commercial mortgage REITs (“CREITs”), business development companies (“BDCs”), and venture debt lenders (“VDLs”), . The Fund is also subject to risk of investment in certain derivative instruments, including treasury note futures or options on interest rate swaps. In addition to the risks associated with investing in public equities, the Fund’s Net Asset Value (“NAV”) and Earnings Available for Distribution (“EAD”) will be exposed to the risks associated with investing in residential and commercial mortgage loans and securities, business loans to private companies, certain derivatives in which the Portfolio Companies typically invest, and the Fund’s use of derivatives to implement its hedging strategy and the Fund’s use of leverage.

See “Principal Risk Factors” beginning on page 19 of this Prospectus.

Kingsbarn Capital Management, LLC

Investment Adviser

___, 2022

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus (the “Prospectus”) and in the statement of additional information (“SAI”), particularly the information set forth under the heading “Principal Risk Factors.”

The Fund

Kingsbarn Parallel Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that operates as an interval fund. In accordance with the requirements of Rule 23c-3 under the 1940 Act, the Fund will offer to repurchase between 5% and 25% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy. Subject to the approval of the Fund’s Board of Trustees, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at net asset value (“NAV”), which is the minimum amount permitted by Rule 23c-3. See “Quarterly Repurchases of Shares.”

Closed-End Fund Structure. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange and are subject to restrictions on transfer. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows although it is not subject to continuous out-flows.

Investor Suitability. Shares of the Fund may be purchased only by U.S. investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Advisers Act (“Qualified Investors”).

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money invested in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation; and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Investment Objective and Policies

Investment Objective. The Fund seeks to provide a consistent level of dividend income and the preservation of capital.

Principal Investments and Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal market circumstances, a substantial portion of its assets in publicly listed equities of Real Estate Investment Trusts (“REITs”) and Business Development Companies (“BDCs”) that are hereafter referred to as “Portfolio Companies” that invest in residential and commercial loans and securities, business loans to private companies, and various types of derivatives for both investment and risk management purposes. The Fund will also invest in U.S. treasury note futures and derivatives instruments that are linked to, or provide investment exposure to, interest rate swap agreements that are utilized to hedge, or offset, the market value risk of the Fund’s investment portfolio. The Fund will invest in derivative instruments the Adviser believes will offset, or hedge, the aggregate risk of net income and/or net asset value losses from movements in longer-term interest rates. Generally, the type of derivatives that will be purchased by the Fund to offset the decline in portfolio market value due to declining interest rates are options on interest rate swaps (commonly referred to as “swaptions”). Specifically, the Fund will purchase “receiver” swaptions that will increase in value as longer-term interest rates decline. The Adviser will utilize treasury note futures to offset the negative impact on Fund NAV from increases in longer-term interest rates. No assurance can be given that the Fund’s investment objective will be achieved, or that its risk management strategies will be effective, and you could lose all your investment in the Fund.

Portfolio Companies the Fund may include in its investment portfolio are residential mortgage REITs (“MREITs”), commercial mortgage REITs (“CREITs”), business development companies (“BDCs”) and venture debt lenders (“VDLs”). Companies in these sectors invest in residential mortgages and securities, commercial mortgages and securities, business loans to private companies, and derivatives that involve certain interest rate and/or credit risks.

●      Residential Mortgage and Commercial Mortgage REITS – These companies invest in residential and commercial mortgages and mortgage securities. Typically, these investments are either sponsored by U.S. government agencies or are generally rated in the highest rating category by independent rating agencies.

●      Business Development Companies – BDC’s are direct lenders that provide senior and junior debt to private companies that typically generate cash flow that substantially exceeds the amounts required to service their loan obligations.

●      Venture Debt Lenders – VDLs are direct lenders to private companies that are backed by private equity or venture capital investment firms. Generally, although these companies are not profitable, they have reached a stage in their business life cycle whereby their sponsors are comfortable raising debt capital to fund growth rather than investing additional equity capital.

The Portfolio Companies held by the Fund may invest in residential and commercial loans and securities, private company business loans, and various types of derivatives for both investment and risk management purposes. The individual Portfolio Companies in which the Fund invests may invest in securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. A Portfolio Company may hedge its sensitivity to interest rates and credit risk by investing in derivatives including interest rate swaps, swaptions, futures contracts and credit derivatives. A Portfolio Company’s hedging strategy may not be effective in limiting the risk of loss resulting from significant movements in interest rates and credit risks of the securities in which a Portfolio Company invests.

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund expects to utilize leverage through margin facilities secured by its portfolio securities. The Fund will limit use of any leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s net assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. Leverage is primarily used to increase the Fund’s ability to purchase investments to potentially take advantage of market opportunities. The Fund may lend its portfolio securities.

The Fund’s investment objective and policies, other than those policies identified in this Prospectus as “fundamental”, may be changed by the Fund’s Board of Trustees without the approval of Fund shareholders.

Investment Process

Elemental to the Fund’s investment process is developing a financial forecast for each company that extends through the end of the following fiscal year. The financial forecasts will include a detailed balance sheet and income statement that will provide the Adviser quarterly estimates for net income, common dividend, and tangible book value (“TBV”) that are then compared to the same estimates published on various news services by Wall Street equity research analysts.

The Adviser executes its investment process to select a portfolio of 11-13 companies, out of an investment universe of approximately 100 companies, that it believes has, in aggregate, the greatest dividend yield per unit of risk (duration and convexity) with the lowest variability in dividend yield across multiple interest rate scenarios. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Convexity is the term to describe the nonlinearity of duration for MBS. As interest rates decline, MBS prices increase less than a bond without prepayment options because the MBS expected maturity becomes shorter due to increased borrower prepayments rates.

For each company considered for investment, the Adviser completes a multiple-scenario financial modeling process that allows the Adviser to construct a portfolio hedge intended to nullify the impact of changes in longer-term interest rates to the Fund’s NAV, as follows:

1.	Company Portfolio Segmentation and Analysis. For each company, the Adviser separates the investment portfolio, liabilities, and hedge positions into “risk buckets”, where the instruments in each risk bucket have similar characteristics such as coupon, maturity term, or product type.

2.	Scenario Analysis. The Adviser estimates the changes in the value of each risk bucket for each company under a wide range of higher and lower interest rate scenarios, as compared to a base interest rate forecast developed by the Adviser.

3.	Risk Aggregation. After completing the scenario analysis for each company, the results for each company are aggregated to determine the portfolio-level risk to NAV across each interest rate scenario.

4.	Portfolio Hedge Construction. After completing the scenario analysis and determining the change in portfolio NAV, the Adviser constructs portfolio-level hedges using treasury note futures and interest rate swaptions that it believes will largely nullify the negative impact on the Fund’s NAV from changes in longer-term interest rates.

The Adviser invests Fund assets in public REIT and BDC equity securities using a multi-stage investment process: financial statement review and modeling, development of proprietary earnings, dividend and NAV estimates, security selection, and investment monitoring. Elemental to the Fund’s investment process is modeling each company’s forward 12-month dividend, NAV, net income estimates that are compared to the same estimates published on various news services by Wall Street equity research analysts.

This comparison process allows each company’s stock to be assigned to a quadrant within the Adviser’s valuation matrix:

Quadrant 1 is for those companies the Adviser has estimated earnings, NAV, and dividends that are higher than published Wall Street analyst estimates;

Quadrant 2 is for Adviser earnings, NAV, and dividend estimates that equal Wall Street analyst estimates;

Quadrant 3 is for Adviser earnings, NAV, and dividend estimates that are below Wall Street estimates; and

Quadrant 4 is for Adviser NAV estimates that are below Wall Street analyst NAV estimates.

Separately from the interest rate risk management strategies employed by each of the Portfolio Companies, the Fund will invest in U.S. Treasury note futures and derivative instruments the Adviser believes will offset, or hedge, the aggregate risk of net income and/or net asset value losses from movements in longer-term interest rates. Generally, the derivatives that will be used by the Adviser are either treasury note futures or options on interest rate swaps (commonly referred to as “swaptions”). Typically, the Fund will short-sale treasury note futures to hedge against rising longer-term interest rates as the increased value of the futures contracts will offset the decline in value of the fixed rate mortgage-backed securities (“MBS”). On the other hand, the Fund will buy receiver swaptions which will increase in value as longer-term rates decline and offset the decrease in Fund NAV due to the negative impact on the value of MBS due to increased rates of mortgage prepayments.

See “Investment Objective, Policies and Strategies” for further information on the Fund’s investment strategies and portfolio composition.

Management of the Fund

The services necessary for the Fund’s daily operations are provided by various service providers. See “Management of the Fund.”

Investment Adviser. Kingsbarn Capital Management, LLC, located at 4455 E. Camelback Road, Suite E261, Phoenix, Arizona 85018, serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Management Agreement”) with the Fund. As of September 30, 2022, the Adviser managed more than $[xxx] million in assets. The Investment Management Agreement has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board” or the “Trustees”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). For its services provided under the Investment Management Agreement, the Fund is required to pay the Adviser an advisory fee consisting of two components — a management fee (“Management Fee”) and an incentive fee (“Incentive Fee”).

The Management Fee is payable quarterly in arrears and calculated at an annual rate of 1.50% of the Fund’s daily net assets.

The Incentive Fee is determined and payable quarterly in arrears. The Incentive Fee is earned on Net Profits (after the deduction of any Loss Carryforward, as described below) less the Preferred Return (the Fund’s average daily net assets for the quarter multiplied by an annual rate of 7.50%). For the purposes of the Incentive Fee, the term “Net Profits” means the amount by which the net asset value of the Fund on the last business day of the quarter exceeds the net asset value of the Fund as of last business day the prior quarter, plus the amount of any distributions made to Shareholders during the period. In the event that Net Profits is less than zero (such amount, a “Net Loss”), the cumulative amount of any Net Losses shall be aggregated and such amount (“Loss Carryforward”) shall be used to reduce Net Profits in future quarters until the Loss Carryforward amount is zero. No Incentive Fee will be paid to the Adviser on Net Profits (after the deduction of any Loss Carryforward) which is less than the Preferred Return. The Adviser will be paid 100% of the Fund’s Net Profits (after the deduction of any Loss Carryforward) in excess of the Preferred Return up to the “catch-up amount”, which is the Fund’s Net Profits (after the deduction of any Loss Carryforward) for the quarter less the sum of the Preferred Return and 10% of the Net Profits (after the deduction of any Loss Carryforward) for the quarter (such amount, the “Catch-Up Incentive Fee”). The Adviser will be paid 10% of the Net Profits (after the deduction of any Loss Carryforward) in excess of the sum of the Preferred Return and the Catch-Up Incentive Fee.

Quarterly incentive fee calculation example

Assumptions:

Net profit (change in net asset value for the quarter plus distributions to shareholders during quarter) = 2.50%

Loss Carryforward = 0

Preferred Return (7.5% annually) = 1.88%

Catch-up amount (1) = 0.37%

This is calculated as: [2.50%-1.88%-(10%*2.50%)]

Catch-up Incentive Fee (2)= 0.37%

This is calculated as: [2.50%-1.88%=0.62%; cap at catch-up of 0.37%]

Payment on Net Profit in excess of sum of the Preferred Return and the Catch-up Incentive Fee = 0.03%

This is calculated as: [10%*(2.50%-1.88%-0.37%)]

Total Incentive Fee payment = 0.40%

This is calculated as: [0.37%+0.03%]

(1)	Represents Net Profit less sum of Preferred Return and 10% of Net Profit
(2)	Payment on Net Profit in excess of the Preferred Return up to Catch-up amount = 0.37%

The Adviser has entered into a written expense limitation agreement until February 28, 2024 under which it has agreed to limit the total expenses of the Fund (exclusive of the management fee, incentive fee, interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.50% of the Fund’s daily net assets. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This expense limitation agreement may not be terminated prior to February 28, 2024 unless mutually agreed to in writing by the parties. Currently, there is no waiver or reimbursement required under the agreement because operating expenses are estimated to be 0.44%.

Administrator and Accounting Agent. Commonwealth Fund Services, Inc., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator and accounting agent for the Fund (the “Administrator”).

Transfer Agent. Commonwealth Fund Services, Inc. (the “Transfer Agent”) serves as transfer agent for the Fund.

Custodian. Fifth Third Bank (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Fund’s assets.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all your investment. Therefore, before investing you should carefully consider the risks that you assume when you invest in the Fund’s shares. The Fund is subject to substantial risks that include:

●	Capital Markets Risks that may arise from a lack of liquidity in the capital markets that impacts the Fund’s ability to conduct its investment and portfolio hedging activities.

●	Hedging Strategy Risks may result from the Adviser implementing a portfolio hedging strategy that proves ineffective in reducing the Fund’s NAV volatility to changes in longer-term interest rates.

●	Investment Portfolio Risks are the risks inherent in investing in REITs, BDCs, and VDLs as well as the risks of investing in residential or commercial mortgage loans and securities, business loans to private companies, and certain derivatives intended for investment or hedging purposes.

In addition to the Fund-level risks, as the portfolio is constructed from a portfolio of companies with differing investment and risk management strategies, the Fund will be exposed to risks similar to those risks the portfolio companies are subject. These risks include:

●	Credit Risk that results from interruptions in borrower loan payments.

●	Counterparty Risk that results from a party to a contractual agreement declining to perform on its obligation.

●	Liquidity Risk that results from a company’s inability to finance an investment position which may result in the sale of the investment at an unattractive price.

●	Interest Rate Risk that results from a change in interest rates adverse to the manner in which a company’s management has structured its investment portfolio and/or portfolio hedge positions.

●	Prepayment Risk that results from underlying borrowers prepaying their loans. Faster or slower prepayments, versus those expected at the time a company invests in an asset, is the primary economic risk for the Fund.

●	Spread Risk that results the basis, or spread, between the interest rate for a security or a loan relative to a relevant index – generally reflect the credit and/or the demand and supply situation for a particular security. Generally, widening investment spreads result in decreased asset values and narrowing investment spreads result in increased asset values.

The Adviser seeks to identify those Portfolio Companies it believes have a strong framework for managing these risks while also focused on income generation and capital preservation. While the Adviser will attempt to offset some of these risks through its risk management strategies, there can be no assurance the Fund’s investment activities and risk management strategies, or the investment activities and risk management strategies of the Portfolio Companies will be successful or that investors will not suffer losses.

See “Principal Risk Factors” below for further information on the Fund’s principal investment risks. Importantly, the order of risks below should not be taken as an indication of the potential magnitude or probability of the possible consequences of these risks.

Dividend Reinvestment Policy

Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

FUND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments.

Shareholder Transaction Expenses	Percentage of Offering Price
Maximum Sales Charge (Load) (as a percentage of the subscription amount)	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None

Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase	None

Percentage of Net Assets Attributable to Shares of Beneficial Interest
Annual Fund Operating Expenses (as a percentage of net assets attributable to shares)

Management Fees(1)	1.50%

Incentive Fees(2)	1.31%

Interest Payments on Borrowed Funds(3)	1.50%

Other Expenses(4)	0.44%

Total Annual Fund Operating Expenses	4.75%

Less Fee Waivers and/or Expense Reimbursements	0.00%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(5)	4.75%

(1)	The Management Fee paid to the Adviser is payable quarterly in arrears and calculated at an annual rate of 1.50 % of the Fund’s daily net assets.

(2)	The Incentive Fee is determined and payable quarterly in arrears. The Incentive Fee is earned on Net Profits (after the deduction of any Loss Carryforward, as described below) less the Preferred Return (the Fund’s average daily net assets for the quarter multiplied by an annual rate of 7.50%). For the purposes of the Incentive Fee, the term “Net Profits” means the amount by which the net asset value of the Fund on the last business day of the quarter exceeds the net asset value of the Fund as of last business day the prior quarter, plus the amount of any distributions made to Shareholders during the period. In the event that Net Profits is less than zero (such amount, a “Net Loss”), the cumulative amount of any Net Losses shall be aggregated and such amount (“Loss Carryforward”) shall be used to reduce Net Profits in future quarters until the Loss Carryforward amount is zero. No Incentive Fee will be paid to the Adviser on Net Profits (after the deduction of any Loss Carryforward) which is less than the Preferred Return. The Adviser will be paid 100% of the Fund’s Net Profits (after the deduction of any Loss Carryforward) in excess of the Preferred Return up to the “catch-up amount”, which is the Fund’s Net Profits (after the deduction of any Loss Carryforward) for the quarter less the sum of the Preferred Return and 10% of the Net Profits (after the deduction of any Loss Carryforward) for the quarter (such amount, the “Catch-Up Incentive Fee”). The Adviser will be paid 10% of the Net Profits (after the deduction of any Loss Carryforward) in excess of the sum of the Preferred Return and the Catch-Up Incentive Fee.

(3)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected borrowing during the current fiscal year. Additionally, the interest rate used is based on an estimate of applicable market rates and is subject to change. Material assumptions as to interest expenses are an assumed $100 million in average net assets, leveraged at 30% with a 5% interest rate.

(4)	The “Other Expenses” shown above are estimated based on an assumed $100 million in average net assets of the Fund for the current fiscal year.

(5)	The Adviser has entered into a written expense limitation agreement until February 28, 2024 under which it has agreed to limit the total expenses of the Fund (exclusive of the management fee, incentive fee, interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.50% of the Fund’s daily net assets. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This expense limitation agreement may not be terminated prior to February 28, 2024 unless mutually agreed to in writing by the parties. Currently, there is no waiver or reimbursement required under the agreement because operating expenses are estimated to be 0.44%.

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment. The example assumes annual expenses attributable to shares remain unchanged from the levels described in the Fund Expenses Table above and assumes shares earn a 5% annual return.

1 Year	3 Years	5 Years	10 Years
$48	$143	$239	$481

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this Prospectus, a financial highlights table for the Fund has not been included in this Prospectus.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on September 19, 2022. The Fund’s principal office is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235. And its telephone number is (800) 628-4077.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or the Fund’s future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to, but not limited to, the following:

●	the impact of the path and/or level of short-term and longer-term interest rates on our results that can be exacerbated to the extent that the Fund uses leverage as part of its investment strategy;

●	the Fund’s future operating results, expected financings and investments;

●	the adequacy of the Fund’s cash resources and working capital and timing of cash flows;

●	the Fund’s contractual arrangements and relationships with third parties;

●	the dependence of the Fund’s future success on the general economy and its impact on the industries in which the Fund invests;

●	the Fund’s ability to source favorable investments;

●	the Fund’s tax status;

●	the risks, uncertainties and other factors identified in “Principal Risk Factors” and elsewhere in this prospectus and in the Fund’s SEC filings; and

●	the Fund’s business prospects and the prospects of the companies in which the Fund may invest, including the Fund’s ability to achieve its objective as a result of supply chain disruptions and labor shortages caused by the current COVID-19 pandemic.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Principal Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

●	changes in the economy;

●	risks associated with possible disruption in our operations or the economy generally due to terrorism, wars or natural disasters; and

●	future changes in laws or regulations and conditions that impact our operations or investments.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

The Fund will invest its net proceeds in equity, debt and hedging securities that generally trade in the liquid markets. Therefore, in a normal operating environment, the Adviser would anticipate fully investing capital on the same day, and no later than the day after, it is received. Generally, the Adviser expects to be fully invested and will only reduce its securities investments in response to adverse market conditions. During such times, the Adviser will invest uninvested capital in a money market sweep account with the understanding that, if the adverse market conditions persist, the Fund may not achieve its investment objective.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective. The Fund seeks to provide a consistent level of dividend income and the preservation of capital. No assurance can be given that the Fund’s investment objective will be achieved, or that its risk management strategies will be effective, and you could lose all your investment in the Fund.

The Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Board without the approval of shareholders. The Fund will provide shareholders at least 60 days’ notice prior to changing the Fund’s investment objective.

Principal Investments and Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal market circumstances, a substantial portion of its assets in publicly listed equities of Real Estate Investment Trusts (“REITs”) and Business Development Companies (“BDCs”) that are hereafter referred to as “Portfolio Companies” that invest in residential and commercial loans and securities, business loans to private companies, and various types of derivatives for both investment and risk management purposes. The Fund will also invest in U.S. treasury note futures and derivatives instruments that are linked to, or provide investment exposure to, interest rate swap agreements that are utilized to hedge, or offset, the market value risk of the Fund’s investment portfolio. The Fund will invest in derivative instruments the Adviser believes will offset, or hedge, the aggregate risk of net income and/or net asset value losses from movements in longer-term interest rates. Generally, the type of derivatives that will be purchased by the Fund to offset the decline in portfolio market value due to declining interest rates are options on interest rate swaps (commonly referred to as “swaptions”). Specifically, the Fund will purchase “receiver” swaptions that will increase in value as longer-term interest rates decline. To offset the impact on NAV from increased longer-term interest rates, the Fund will invest in treasury note futures. The Fund may lend its portfolio securities.

Portfolio Companies the Fund may include in its investment portfolio are MREITs, CREITs, BDCs and VDLs. Companies in these sectors invest in various mortgage loans, mortgage securities, business loans to private companies, and derivatives that involve certain interest rate and/or credit risks.

Residential and Commercial Mortgage REITS – These companies invest in residential and commercial mortgage loans and mortgage securities. While most of the residential mortgage REIT investments are either sponsored by U.S. government agencies or are rated in the highest rating category by independent, nationally recognized, rating agencies, certain residential mortgage REITs also invest in lower rated securities, loan pools, and residual interests in securitized residential mortgage loans. Commercial mortgage REITs generally investment in prime-quality loans and commercial mortgage-backed securities. These companies invest their equity, on a leveraged basis, in mortgage loans and securities that generate net interest income. To maintain a stable margin, each company actively manages its balance sheet and employs various risk management strategies. Although the mortgage loans and securities invested in by the residential and commercial REITs are secured by residential and commercial property, the Fund will not directly invest in either residential property or commercial property.

Business Development Companies – BDCs are direct lenders that provide senior secured, junior secured, or unsecured debt to private companies that typically generate cash flow that substantially exceeds the amounts required to service their loan obligations.

Venture Debt Lenders – VDLs are direct lenders to private companies that are backed by private equity or venture capital investment firms. Although these companies are typically not profitable, they have reached a stage in their business life cycle whereby their sponsors are comfortable raising debt capital to fund growth rather than investing additional equity capital. Loans issued by VDLs can have fixed rates or floating rates with net interest margin variability managed by borrowing similar amounts of fixed and floating rate debt.

The Fund and the Portfolio Companies held by the Fund may invest in residential and commercial loans and securities, business loans to private companies, and various types of derivatives for both investment and risk management purposes. The Fund and the individual Portfolio Companies in which the Fund invests may invest in securities and loans of any maturity or duration. Duration is a measure used to determine the sensitivity of a loan or security’s price to changes in interest rates. A Portfolio Company may hedge its sensitivity to interest rates and credit risk by investing in derivatives including interest rate swaps, swaptions, futures contracts and credit derivatives. The Fund’s and a Portfolio Company’s hedging strategy may not be effective in limiting the risk of loss resulting from significant movements in interest rates and credit risks of the securities in which a Portfolio Company invests. The Fund and Portfolio Companies may invest in the following:

Agency Mortgage-Backed Securities – Pools of residential or multifamily loans that are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”) (collectively, “Agency Mortgage-Backed Securities” or “Agency MBS”). While investors in Agency MBS assume prepayment risk, as these securities are guaranteed by a government-sponsored agency, investors are not exposed to credit losses.

Non-Agency Mortgage-Backed Securities – Pools of prime loans, prime jumbo loans, Alt-A loans, subprime loans, non-performing loans, and re-performing loans that are issued as Non-Agency Mortgage-Backed Securities (“Non-Agency MBS”). These securities do not have guarantees and investors are exposed to both prepayment risk and credit risk.

Commercial Mortgage-Backed Securities – Pools of mortgages secured by commercial real estate properties that are issued in securities (“Commercial MBS” or “CMBS”). Investors in CMBS are exposed to both prepayment risk and credit risk.

CRT Securities – Securities that are designed to synthetically transfer mortgage credit risk from FNMA and FHLMC to private investors. Investors in CRT securities are exposed to both prepayment risk and credit risk.

Loans – MREITs, CREITs, BDCs and VDLs each may invest in individual residential, commercial, or private business loans that can be secured by residential or commercial real estate, or the assets of a business, or can be unsecured. Each of these companies that provide or invest in loans may be exposed to various levels of credit risk depending upon the nature of its debt investment and credit enhancements, if any, supporting the debt investment.

Mortgage Servicing Rights – Mortgage servicing rights, or MSR, represent the rights and obligations associated with servicing pools of residential mortgages. Generally, none of the companies in the Fund or their subsidiaries originate or directly service the residential loans. Rather, these activities are carried out by properly licensed sub-servicers who perform all the required servicing activities for the loans underlying the MSR. Interests in MSR investments represent agreements to purchase all, or a component of, net servicing cash flows. Investors in MSR are exposed to prepayment risks and may be exposed to credit risk to the extent the MSR is backed by Non-Agency MBS.

Derivatives – A Portfolio Company may enter various derivative financial instrument contracts to hedge a portion of its interest rate risk and/or its credit risk. These derivatives are subject to changes in market values resulting from changes in interest rates, volatility, Agency MBS spreads to U.S. Treasuries, borrower credit performance, and market liquidity. The use of derivatives also creates exposure to credit risk relating to potential losses that could be recognized if the counterparties to these instruments fail to perform their obligations under that stated contract.

●      Interest Rate Swap Agreements – The primary instrument used to mitigate interest rate risk by “swapping” a short-term interest rate with a counterparty who swaps a long-term interest rate. Stated more simply, an interest rate swap provides the economic equivalent of converting a short-term borrowing into a longer-term borrowing.

●      Swaptions – Interest rate swaptions provide the option to enter an interest rate swap for a predetermined notional amount, stated term, and pay and receive interest rates in the future. To manage its exposures to movements in longer-term interest rates, the Fund will buy swaptions that are referred to as “payor swaptions” and “receiver swaptions”. If exercised, payor swaptions allows the owner to enter a swap agreement to pay a longer-term fixed rate. Conversely, if exercised, receiver swaptions allows the owner to enter a swap agreement to receive a longer-term fixed rate.

●      Futures Contracts – Derivatives that track the prices of specific assets or benchmark rates that help mitigate the potential impact of changes in longer-term interest rates on the portfolio performance.

●      Credit Derivatives – Derivates that mitigate CMBS credit risk by referencing a CMBS index.

Separately from the interest rate risk management strategies employed by each of the Portfolio Companies, the Fund will invest in U.S. Treasury note futures and derivative instruments the Adviser believes will offset, or hedge, the aggregate risk of net income and/or net asset value losses from movements in longer-term interest rates. Generally, the derivatives that will be used by the Adviser are either treasury note futures or options on interest rate swaps (commonly referred to as “swaptions”). Typically, the Fund will short-sale treasury note futures to hedge against rising longer-term interest rates as the increased value of the futures contracts will offset the decline in value of the fixed rate mortgage-backed securities (“MBS”). On the other hand, the Fund will buy receiver swaptions which will increase in value as longer-term rates decline and offset the decrease in Fund NAV due to the negative impact on the value of MBS due to increased rates of mortgage prepayments. Notwithstanding these risk-mitigating measures employed by the Adviser to manage interest rate risk, the Fund will continue to be subject to the risk of loss due to other risk factors inherent in its investments or investment strategy, or those of the underlying Portfolio Companies.

Use of Leverage. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund expects to utilize leverage through margin facilities secured by its portfolio securities. The Fund will limit any use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s net assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund’s use of leverage during its first year of operations is expected to be up to 33 1/3% of its net assets.

The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The Fund intends to utilize leverage opportunistically and may choose to increase, decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The net proceeds the Fund obtains from use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. If short-term interest rates continue to rise, they may reach a level at which those rates exceed the return earned on securities purchased with leverage, which would result in a reduced yield and cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Fund’s Common Shares.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

The utilization of leverage, or margin borrowing, is a speculative technique and there are special risks and costs involved in this financing technique. If leverage is used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. For example, a counterparty could make a margin call, causing the Fund to sell a security at an inopportune time, resulting in a loss to the Fund. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile than if leverage was not used. In addition, interest expense on borrowed monies is borne by the Fund’s Common Shareholders.

Derivatives Transactions. Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”).

Under Rule 18f-4, “Derivatives Transaction” include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) reverse repurchase agreements and similar financing transactions if the fund has elected to treat all such transactions as derivatives transactions under the rule.

The Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and to comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”), and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Fund does not intend to utilize the Limited Derivatives User Exception, which could restrict the Fund’s ability to engage in certain Derivatives Transactions and/or increase the costs of such Derivatives Transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate.

Temporary defensive investments. In attempting to respond to adverse market, economic, political, or other conditions, as determined by the Adviser, upon the Adviser’s recommendation, for temporary defensive purposes, the Fund may deviate from its investment strategy by investing some or all of its total assets in a money market sweep account. The Fund may not achieve its investment objective when it does so.

Investment Processes.

Elemental to the Fund’s investment process is developing a financial forecast for each company that extends through the end of the following fiscal year. The financial forecasts will include a detailed balance sheet and income statement that will provide the Adviser quarterly estimates for net income, common dividend, and tangible book value (“TBV”) that are then compared to the same estimates published on various news services by Wall Street equity research analysts.

The Adviser executes its investment process to select a portfolio of 11-13 companies, out of an investment universe of approximately 100 companies, that it believes has, in aggregate, the greatest dividend yield per unit of risk (duration and convexity) with the lowest variability in dividend yield across a range of interest rate scenarios. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Convexity is the term to describe the nonlinearity of duration for MBS. As interest rates decline, MBS prices increase less than a bond without prepayment options because the MBS expected maturity becomes shorter due to increased borrower prepayments rates.

For each company considered for investment, the Adviser completes a multiple-scenario financial modeling process that allows the Adviser to construct a portfolio hedge intended to nullify the impact of changes in longer-term interest rates to the Fund’s NAV, as follows:

1.	Company Portfolio Segmentation and Analysis. For each company, the Adviser separates the investment portfolio, liabilities, and hedge positions into “risk buckets”, or groupings, where the instruments in each risk bucket have similar characteristics such as coupon, maturity term, or product type.

2.	Scenario Analysis. The Adviser estimates the changes in the value of each risk bucket for each company under a wide range of higher and lower interest rate scenarios as compared to a base interest rate forecast developed by the Adviser.

3.	Risk Aggregation. After completing the scenario analysis for each company, the results for each company are aggregated to determine the portfolio-level risk to NAV across each interest rate scenario.

4.	Portfolio Hedge Construction. After completing the scenario analysis and determining the change in portfolio NAV, the Adviser constructs portfolio-level hedges using treasury note futures and interest rate swaptions that it believes will largely nullify the negative impact on the Fund’s NAV from changes in longer-term interest rates.

The Adviser invests Fund assets in publicly listed equities of Real Estate Investment Trusts (“REITs”) and Business Development Companies (“BDCs”) using a multi-stage investment process: financial review and modeling, development of proprietary earnings estimates, security selection, and investment monitoring.

☐          Financial Review and Modeling – Using each company’s financial statements, SEC filings, and earnings releases, the Adviser will construct a financial model for each company it believes is suitable for investment consideration.

☐          Proprietary Earnings Estimates – The Adviser believes developing proprietary net income, tangible book value (“TBV”), and dividend estimates for each company over a relatively long forecast horizon (at least through the following fiscal year-end) will allow it to select companies that enable the Fund to meet its investment objective of providing investors with a consistent level of dividend income and preservation of capital.

o	Tangible book value is the company’s common equity that it leverages and invests in investment securities and hedging instruments. A reduction in TBV, assuming constant leverage, will result in fewer investments which reduces net investment income and may result in a lower dividend distribution to the Fund. The Adviser will favor those companies that have a lower risk to tangible book value versus those companies it determines have higher risks to TBV.

o	Net Income is an important contributor to the dividend distributed by the company to the Fund. A significant reduction in net income -- whether from lower asset yields, higher cost of funds, credit losses, or another reason – may result in a lower dividend distribution to the Fund.

o	Dividends are the distributions from a company to the Fund that are then distributed, after fees and expenses, to investors. Developing proprietary longer-term dividend estimates can prove beneficial to Fund performance as owning a stock with an increasing dividend will generally increase investor distributions while owning a stock with a declining dividend will generally decrease investor distributions.

o	In addition to the potentially beneficial impact on Fund distributions to investors, forecasting these financial items for each company may also increase the NAV of the Fund as investing in companies with improving financial metrics could result in higher stock prices. On the other hand, if the financial forecast foreshadows declining financial results, the Adviser can sell a stock at a price that may prove beneficial to the future stock price when if the company reports results that may prove disappointing to the marketplace.

☐ Security Selection – In attempting to construct a portfolio with the highest possible yield with the lowest possible variability in that yield, the Adviser will leverage its proprietary estimates to continually own equities that it believes will meet or beat earnings, NAV, and/or dividends estimates, while reducing or eliminating exposure to equities it believes will miss earnings, NAV, and/or dividends estimates.

☐ Investment Monitoring – The Adviser will review company public financial disclosures and financial market information and continually update its financial models and projections. Additionally, it will interact with company executives to gain insight into operations while also attending industry events and investor conferences.

Elemental to the Adviser’s investment process is estimating each company’s forward 12-month dividend, NAV, and net income estimates that are compared to the same estimates published on various news services by Wall Street equity research analysts. This comparison process allows each stock to be assigned to a quadrant in the Adviser’s valuation matrix.

☐ Quadrant 1 – Company earnings, NAV, and/or dividend estimates that are higher than the consensus, or average, estimates published by Wall Street analysts. From this quadrant, at least 70% of investor equity will be invested in those stocks with the highest dividend yield and the lowest dividend risk, as determined by the Adviser’s modeling processes.

☐ Quadrant 2 – Company earnings, NAV, and/or dividend estimates equal to consensus, or average, Wall Street analyst estimates. From this quadrant, the remaining investor equity will be invested in those stocks with the highest yields and the lowest risk of dividend reductions, as determined by the Adviser’s modeling processes.

☐ Quadrant 3 – Company earnings, NAV, and/or dividend estimates are below consensus, or average, Wall Street estimates. These stocks have a heightened risk of dividend reductions that would likely cause the stock price to decline. After the dividend is reduced, or if the Adviser finds reasons to revise its estimates higher, companies in this quadrant can be “promoted” to either Quadrant 2 or Quadrant 1 and considered for future investment.

☐ Quadrant 4 – Company NAV, commonly referred to as “book value”, estimates that are below consensus Wall Street analyst book value estimates. Decreased book value typically results from significant credit losses or a poorly managed balance sheet. The Adviser’s concluded NAV estimate may be materially below a specific company’s consensus book value estimate published by Wall Street analysts that could likely result in a material decline in stock price. The Adviser may consider short selling stocks in this quadrant if (a) the Adviser’s estimate of a company’s NAV estimate is at least 35% below the most recent book value reported by the company; and (b) the short interest in the stock is below 10% of the outstanding shares.

Investing in residential and commercial mortgage REITs, BDCs, and VDLs entails assuming a variety of risks that can impact a particular company’s net income, dividends, and net asset value. Among others, these risks are interest rate risk, prepayment risk, credit risk, liquidity risk, and spread risk.

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. Please see the section of the Fund’s Statement of Additional Information entitled “Additional Information About the Fund’s Investment Objective, Policies, Investment Strategies and Risks” for additional information about other types of securities and other instruments in which the Fund may invest.

Portfolio Company Investment Securities

Companies the Fund may include in its investment portfolio are residential mortgage REITs (“MREITs”), commercial mortgage REITs (“CREITs”), Business Development Companies (“BDCs”) and Venture Debt Lenders (“VDLs”). While not an exhaustive listing, companies in these sectors invest in various loans, securities and derivatives that involve certain interest rate and/or credit risks.

Agency Mortgage-Backed Securities – Pools of residential or multifamily loans that are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”) (collectively, “Agency Mortgage-Backed Securities” or “Agency MBS”). While investors in Agency mortgage-backed securities assume prepayment risk, as these securities are guaranteed by a government-sponsored agency, investors are not exposed to credit losses.

Non-Agency Mortgage-Backed Securities – Pools of prime loans, prime jumbo loans. Alt-A loans, subprime loans, non-performing loans, and re-performing loans that are issued in Non-Agency Mortgage-Backed Securities (“Non-Agency MBS”). These securities do not have guarantees and investors are exposed to both prepayment risk and credit risk.

Commercial Mortgage-Backed Securities – Pools of mortgages secured by commercial real estate properties that are issued in securities (“Commercial MBS” or “CMBS”). Investors in CMBS are exposed to both prepayment risk and credit risk.

CRT Securities – Securities that are designed to synthetically transfer mortgage credit risk from FNMA and FHLMC to private investors. Investors in CRT securities are exposed to both prepayment risk and credit risk.

Loans – MREITs, CREITs, BDCs and VDLs each may invest in individual residential, commercial, or private business loans that can be secured by residential or commercial real estate, the assets of a business, or may be unsecured. Each of these companies that provide or invest in loans may be exposed to various levels of credit risk depending upon the nature of its debt investment and credit enhancements, if any, supporting the debt investment.

Mortgage Servicing Rights – Mortgage servicing rights, or MSR, represent the rights and obligations associated with servicing pools of residential mortgages. Generally, none of the companies in the Fund or their subsidiaries originate or directly service the residential loans. Rather, these activities are carried out by properly licensed sub-servicers who perform all the required servicing activities for the loans underlying the MSR. Interests in MSR investments represent agreements to purchase all, or a component of, net servicing cash flows. Investors in MSR are exposed to prepayment risks and may be exposed to credit risk to the extent the MSR is backed by Non-Agency MBS.

Derivatives – A company may enter into various derivative financial instrument contracts to hedge a portion of its interest rate risk and/or its credit risk. These derivatives are subject to changes in market values resulting from changes in interest rates, volatility, Agency MBS spreads to U.S. Treasuries, borrower credit performance, and market liquidity. The use of derivatives also creates exposure to credit risk relating to potential losses that could be recognized if the counterparties to these instruments fail to perform their obligations under that stated contract.

●	Interest Rate Swap Agreements – The primary instrument used to mitigate interest rate risk by “swapping” a short-term interest rate with a counterparty who swaps a long-term interest rate. Stated more simply, an interest rate swap provides the economic equivalent of converting a short-term borrowing to a longer-term borrowing.

●	Swaptions – Interest rate swaptions provide the option to enter into an interest rate swap for a predetermined notional amount, stated term, and pay and receive interest rates in the future.

●	Futures Contracts – Derivatives that track the prices of specific assets or benchmark rates.

●	Credit Derivatives – Derivatives that mitigate CMBS credit risk by referencing a CMBS index.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy will be successful, and its NAV may decrease. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The following are some of the specific risks of the Fund’s investment strategy:

Risks of Fund Investments

As the Fund will invest in public equities issued by companies in some or all the following sectors -- MREITs, CREITs, BDCs and VDLs -- results for the Fund, prior to the effect of incremental hedging by the Adviser, will reflect similar prepayment and/or credit risks as those borne by the portfolio companies. Furthermore, investing in multiple companies may exacerbate the exposure to these risks as there are limited, if any, offsetting positions when multiple companies are added to the Fund.

The primary risks borne by portfolio companies owned by the Fund are spread risk, liquidity risk, credit risk and extension risk.

●	Spread Risk – As the basis, or spread, between the interest rate for a security or a loan varies relative to a relevant index, such as the U.S. Treasury rate of a similar term, the market value of the asset increases or decreases. Generally, when market interest rates rise, spreads will widen resulting in decreased asset values, and vice versa. The Adviser has determined that hedging the risk of widening spreads is, at a minimum, prohibitively expensive and will be managed via the composition of companies in the Fund by underweighting those companies invested in assets the Adviser believes will experience greater relative widening in spreads for a given increase in interest rates.

●	Liquidity Risk – If lenders that provide companies financing to purchase securities or loans become unwilling, or are unable, to finance assets, a company could be forced to sell its investments at an inopportune time when prices are depressed. The Adviser has determined that liquidity risk will be managed via the composition of the Fund by underweighting those companies invested in assets it views as less liquid and more difficult to finance. However, if liquidity becomes constrained on a systemic basis, numerous companies may be forced to sell assets the Adviser would have deemed to be relatively easy to finance at prices injurious to net asset values.

●	Credit Risk – For all non-derivative investments other than Agency MBS, borrower payment habits will impact the credit results for the investment securities or loans. The Adviser has determined that hedging credit is prohibitively expensive and will be managed via the composition of companies in the Fund by underweighting companies invested in non-prime or sub-prime mortgage securities, non-prime or sub-prime mortgage loans, and business loans the Adviser believes have higher-than-average credit risk.

●	Prepayment Risk – Almost all a company’s non-derivative investments allow the underlying borrowers to prepay their loans at their discretion which gives rise to risk to Fund earnings and Net Asset Value. The Adviser believes faster or slower prepayments, versus those expected at the time a company invests in an asset, is the primary economic risk for the Fund. To manage this risk, the Adviser has developed a risk management process intended to minimize the impacts from unexpectedly faster or slower prepayments, at the portfolio level, on Fund earnings and Net Asset Value.

●	Extension Risk – Extension risk is the risk that the issuer of a debt instrument, or a mortgage or loan borrower, will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases more than the value of any associated hedges increase when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.

BUSINESS DEVELOPMENT COMPANIES (“BDCs”). The Fund may invest in publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the 1940 Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

A publicly-offered BDC is considered a closed-end investment company under the 1940 Act. As such, investments in BDCs may be limited by the provisions of Section 12(d)(1) of the 1940 Act. Also, as a shareholder in a BDC, the Fund would bear its ratable share of that BDC’s expenses and would remain subject to payment of the BDC’s management fees and other expenses with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in BDCs. BDCs may be leveraged, in which case the NAV and/or market value of the BDC’s shares will be more volatile than unleveraged investments.

PUBLICLY TRADED REITS. The Fund’s investments in the securities of publicly traded residential and commercial mortgage REITs will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. REITs often invest in highly leveraged residential and commercial properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt residential and commercial real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants. Shareholders in the Fund may pay higher fees than shareholders in funds that do not hold shares of underlying publicly traded REITS because the underlying REITS impose fees in addition to those imposed by the Fund.

VENTURE DEBT LENDERS. VDLs are direct lenders to private companies that are backed by private equity or venture capital investment firms. Generally, these companies have reached a stage in their business life cycle whereby their sponsors are comfortable raising debt capital to fund growth rather than investing additional equity capital. Since venture debt lending is a method of financing for early-stage and growth stage companies, these companies may not have positive cash flow, assets, a proven credit history or reliable revenue streams. A venture debt lender assumes risks associated with such companies. There is significant competition in the industry for VDLs. Loans issued by VDLs can have fixed rates or floating rates with net interest margin variability managed by borrowing similar amounts of fixed and floating rate debt.

DERIVATIVES – CERTAIN INTEREST RATE TRANSACTIONS. To reduce the NAV risk related to movements in longer-term interest rates inherent in the Fund’s underlying investments and capital structure, the Fund may enter into options on interest rate swap agreements (“swaptions”) and U.S. Treasury note futures. A swaption is a contract that gives a party the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. These transactions generally involve an agreement with the swap counterparty to pay a fixed or variable rate payment in exchange for the counterparty paying the Fund the other type of payment stream (i.e., variable or fixed). The payment obligation would be based on the notional amount of the swap. The Fund may (but is not required to) use interest rate swap transactions with the intent to reduce or eliminate the risks, associated with changes in longer-term interest rates, could pose for the performance of the Fund’s Common Shares. Any termination of an interest rate swap transaction could result in a termination payment by or to the Fund.

U.S. Treasury note futures contracts are futures contracts where the underlying asset is a security issued by the U.S. Treasury. The use of futures contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is no guarantee that the use of U.S. Treasury note futures contracts to manage interest rate risks will be successful. The use of U.S. Treasury note futures contracts involves risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if derivatives had not been used. The Fund will seek “short” exposure through U.S. Treasury note futures, which would cause the Fund to be exposed to certain risks associated with selling short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk and counterparty risk, as well as risks arising from changes in applicable requirements. Interest rate risk is when the values of bonds and other debt instruments rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and decrease in response to rises in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the fund may become insolvent or otherwise fail to perform its obligations. As a result, the fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Derivatives also involve the risk of improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivatives might not be available for OTC derivatives transactions. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of the Fund’s derivative transactions and cause the Fund to lose value.

LEVERAGE. The Fund will utilize leverage by using margin facilities secured by its portfolio securities. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant.

The net proceeds the Fund obtains from leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. The 1940 Act generally prohibits the Fund from engaging in most forms of leverage unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33  1∕3% of the Fund’s net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the NAV of the Common Shares and the yield to Common Shareholders will be more volatile.

In the event that securities that the Fund has purchased on margin decline in value, the Fund could be subject to a “margin call” or “collateral call,” under which the Fund would be required to either deposit additional collateral with the lender or suffer mandatory liquidation of the margined securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowings. The Fund would also have to pay interest on any borrowings, which may reduce the returns of the Fund. This interest expense may be greater than the return on the underlying investment. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund’s leveraging strategy may not be successful.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

CONCENTRATION RISK. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries, which will subject the Fund to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The Fund intends to concentrate its investments in securities of mortgage REITs, which will subject the Fund to the risks of those securities to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

SECURITIES LENDING. To the extent that the Fund engages in securities lending, there is a risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Risks Of Investments In Portfolio Companies

The Fund is subject to the risk of investments made by the Portfolio Companies in which it invests, as follows:

PORTFOLIO COMPANY RISK. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of BDCs. There is also the risk that the Fund may suffer losses due to the investment practices of the BDCs, REITs and VDLs.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Portfolio Companies may be subject to certain general risks, including:

CAPITAL, LIQUIDITY AND FUNDING RISK. The risk to earnings, capital or the business that results from any interruption in a company’s ability to fund its assets that results in incurring losses from forced asset sales at unacceptable values. A company’s ability to fund its assets refers to companies that finance their investment portfolios using short-term borrowings from Wall Street dealers that are commonly referred to as “repo borrowings”. Although these borrowings are secured by the investments that are being financed, occasions may occur where liquidity is constrained, either specific to a Wall Street firm, or systemically, that results in a company being unable to borrow against its securities. If this occurs, a company may receive a “margin call” requiring it to post additional collateral or risk having the investment sold at a potentially unattractive price.

INVESTMENT/MARKET RISK. The risk to earnings, capital or the business that results from a mismatch in market value adjustments between assets, liabilities and hedging derivatives from changes in short-term and/or longer-term interest rates.

CREDIT RISK. The risk to earnings, capital or the business resulting from an obligor’s failure to meet the terms of a contract or otherwise fail to perform as agreed. For all non-derivative investments other than Agency MBS, borrower payment habits will impact the credit results for the investment securities or loans. The Adviser has determined that hedging credit is prohibitively expensive and will be managed via the composition of companies in the Fund by underweighting companies invested in non-prime or sub-prime mortgage securities, non-prime or sub-prime mortgage loans, and business loans the Adviser believes have higher-than-average credit risk.

COUNTERPARTY RISK. The risk to earnings, capital, or the business resulting from any funding, hedging, or investing counterparty’s failure to meet the terms of a contract.

LIQUIDITY RISK. If lenders that provide companies financing to purchase securities or loans become unwilling, or are unable, to finance assets, a company could be forced to sell its investments at an inopportune time when prices are depressed. The Adviser has determined that liquidity risk will be managed via the composition of the Fund by underweighting those companies invested in assets it views as less liquid and more difficult to finance. However, if liquidity becomes constrained on a systemic basis, numerous companies may be forced to sell assets the Adviser would have deemed to be relatively easy to finance at prices injurious to net asset values.

PREPAYMENT RISK. Almost all a company’s non-derivative investments allow the underlying borrowers to prepay their loans at their discretion which gives rise to risk to Fund earnings and Net Asset Value. The Adviser believes faster or slower prepayments, versus those expected at the time a company invests in an asset, is the primary economic risk for the Fund. To manage this risk, the Adviser has developed a risk management process intended to minimize the impacts from unexpectedly faster or slower prepayments, at the portfolio level, on Fund earnings and Net Asset Value.

SPREAD RISK. As the basis, or spread, between the interest rate for a security or a loan varies relative to a relevant index, the market value of the asset increases or decreases. Generally, when market interest rates rise, spreads will widen resulting in decreased asset values, and vice versa. The Adviser has determined that hedging the risk of widening spreads is, at a minimum, prohibitively expensive and will be managed via the composition of companies in the Fund by underweighting those companies invested in assets the Adviser believes will experience greater relative widening in spreads for a given increase in interest rates.

DERIVATIVES RISK. A Portfolio Company may enter into various derivative financial instrument contracts to hedge a portion of its interest rate risk and/or its credit risk. These derivatives are subject to changes in market values resulting from changes in interest rates, volatility, Agency MBS spreads to U.S. Treasuries, borrower credit performance, and market liquidity. The use of derivatives also creates exposure to credit risk relating to potential losses that could be recognized if the counterparties to these instruments fail to perform their obligations under that stated contract. There is no assurance that these derivative strategies will be available at any time or that the Portfolio Company’s adviser will determine to use them or, if used, that the strategies will be successful. Please see “Additional Information About the Fund’s Investment Objective, Policies, Investment Strategies and Risks” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

General Risk Factors Related to an Investment in the Fund

NO OPERATING HISTORY. The Fund was organized on September 19, 2022. It had not yet commenced operations as of the date of this Prospectus and has no operating history. The Fund may not succeed in meeting its investment objective, and its NAV may decrease. As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

MINIMAL CAPITALIZATION. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, Shareholders may bear higher expenses due to a lack of economies of scale.

REPURCHASE OFFERS; LIMITED LIQUIDITY. The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, currently expected to be 5% of the Fund’s outstanding shares, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Notices of each repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than the fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the Repurchase Request Deadline. Because the NAV applicable to a repurchase is calculated 14 days after the Repurchase Request Deadline, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares. See “Quarterly Repurchases of Shares”. Shareholders may be subject to market risk in relation to the tender of their Shares for repurchase because like other market investments, the value of the Fund’s Shares may move up or down, sometimes rapidly and unpredictably, between the date a repurchase offer terminates and the repurchase date. Likewise, because the Fund’s investments may include securities denominated in foreign currencies, changes in currency values between the date a repurchase offer terminates and the repurchase date may also adversely affect the value of the Fund’s shares.

DISTRIBUTION POLICY. The Fund’s distribution policy is to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year. All or a portion of distribution may consist of a return of capital (i.e., from your original investment) and not a return of net investment income. Shareholders should not assume that the source of a distribution from the Fund is net investment income. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

BORROWING, USE OF LEVERAGE. The Fund may borrow against, or “leverage”, its equity investments to generate liquidity to invest in additional equity investments and hedging derivatives. The use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences.

COST OF CAPITAL AND NET INVESTMENT INCOME RISK. If the Fund uses debt to finance investments, its net investment income may depend, in part, upon the difference between the interest rate at which it borrows funds and the interest rate of investments made using those funds. As a result, a significant change in market interest rates can have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when it has debt outstanding, the Fund’s cost of funds will increase, which could reduce the Fund’s net investment income. The Fund may use interest rate risk management techniques intended to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

NON-DIVERSIFIED STATUS. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code. See “Certain U.S. Federal Income Tax Matters.”

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns.

DEPENDENCE ON THE INVESTMENT ADVISER. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund.

MANAGEMENT RISK. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities or the financial performance of portfolio companies in which the Fund invests may prove to be incorrect and may not produce the desired results.

PORTFOLIO TURNOVER. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

LARGE SHAREHOLDER TRANSACTIONS RISK. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those Shareholders may purchase or redeem a large amount of shares of the Fund. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large Shareholder activity could also generate increased transaction costs and cause adverse tax consequences. While the Fund’s structure as an interval fund would limit the impact of significant shareholder repurchase requests, shareholders may receive only a prorated portion of their requested repurchase amount if the Fund’s periodic repurchase offers are oversubscribed.

NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY. If for any taxable year the Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to Shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “Certain U.S. Federal Income Tax Matters” in this Prospectus.

CYBERSECURITY RISK. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. In addition, the Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

OPERATIONAL RISK. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

DEPENDENCE ON KEY PERSONNEL RISK. The Adviser may be dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that its investment professionals are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs.

MARKET RISK. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. Effects of COVID-19 have caused disruptions to business operations, supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. Russia’s recent military interventions in Ukraine have led to and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

ECONOMIC RECESSION OR DOWNTURN RISK. Certain of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

RISKS OF SECURITIES ACTIVITIES. The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the shareholders will not suffer losses.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s Distributor (“Independent Trustees”). The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliates during the past five years, as well as a description of the Board’s committee and leadership structure, are set forth under “Management” in the SAI.

Investment Adviser

Kingsbarn Capital Management, LLC (the “Adviser”) is registered as an investment adviser under the Advisers Act. Pursuant to an Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser, the Fund is to pay the Adviser an advisory fee consisting of two components — a management fee and an incentive fee. The management fee (“Management Fee”) is payable monthly in arrears and calculated at an annual rate of 1.50% of the Fund’s daily net assets.

The Incentive Fee is determined and payable quarterly in arrears. The Incentive Fee is earned on Net Profits (after the deduction of any Loss Carryforward, as described below) less the Preferred Return (the Fund’s average daily net assets for the quarter multiplied by an annual rate of 7.50%). For the purposes of the Incentive Fee, the term “Net Profits” means the amount by which the net asset value of the Fund on the last business day of the quarter exceeds the net asset value of the Fund as of last business day the prior quarter, plus the amount of any distributions made to Shareholders during the period. In the event that Net Profits is less than zero (such amount, a “Net Loss”), the cumulative amount of any Net Losses shall be aggregated and such amount (“Loss Carryforward”) shall be used to reduce Net Profits in future quarters until the Loss Carryforward amount is zero. No Incentive Fee will be paid to the Adviser on Net Profits (after the deduction of any Loss Carryforward) which is less than the Preferred Return. The Adviser will be paid 100% of the Fund’s Net Profits (after the deduction of any Loss Carryforward) in excess of the Preferred Return up to the “catch-up amount”, which is the Fund’s Net Profits (after the deduction of any Loss Carryforward) for the quarter less the sum of the Preferred Return and 10% of the Net Profits (after the deduction of any Loss Carryforward) for the quarter (such amount, the “Catch-Up Incentive Fee”). The Adviser will be paid 10% of the Net Profits (after the deduction of any Loss Carryforward) in excess of the sum of the Preferred Return and the Catch-Up Incentive Fee.

The Investment Management Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting appropriate investment strategies and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. A discussion of the basis for the Board’s re-approval of the Investment Management Agreement will be set forth in the Fund’s first report to shareholders.

The principal offices of the Adviser are located at 4455 E. Camelback Road, Suite E261, Phoenix, Arizona 85018, and its telephone number is (xxx) xxx-xxxx. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at its offices, or the offices of the Administrator.

Fund Expenses. The Fund is responsible for and has assumed the obligation for payment of all of its expenses, including but not limited to: organizational expenses, fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board; insurance premiums on property or personnel of the Fund, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Portfolio Managers

Jim Fowler and Iggy Chiang are the Fund’s Portfolio Managers and are responsible for the day-to-day management of the Fund. Mr. Fowler and Mr. Chiang have served as the Fund’s Portfolio Managers since the Fund’s inception. Jim Fowler, Chief Investment Officer of the Adviser, has 20 years of experience in the private and public debt and equity capital markets. Prior to joining Kingsbarn in August 2022, Mr. Fowler served as senior partner at JMP Group. Mr. Chiang, Executive Vice President of the Adviser, has over 15 years of experience in the asset management industry as a portfolio manager and trader. Prior to joining the Adviser in 2022, Mr. Chiang served as a portfolio manager at Chimera Investment Corporation.

The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator

Commonwealth Fund Services, Inc., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235, serves as administrator of the Fund. Pursuant to the Administrative Services Agreement, the Administrator will furnish the Fund with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on its behalf. In addition, the Administrator will perform the calculation and publication of the Fund’s NAV and will oversee the preparation and filing of the Fund’s tax returns, the payment of its expenses and the performance oversight of various third-party service providers.

In accordance with the Administrative Services Agreement, the Administrator will be paid the greater of a minimum fee or fees based on the annual net assets of the Fund plus out of pocket expenses, payable quarterly in arrears, in connection with providing services to the Fund.

Transfer Agent

Commonwealth Fund Services, Inc., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235, serves as the Transfer Agent.

Custodian

Fifth Third Bank, with principal offices at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the securities and cash for the Fund’s portfolio. Under the Custody Agreement, Fifth Third Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. The Fund has not commenced operations as of the date of this Prospectus and accordingly, there are no control persons of the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund determines the NAV of its shares on each day that the New York Stock Exchange (“NYSE”) is open for trading, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for Management and Incentive Fees, which could vary over time. In computing its NAV, portfolio securities of the Fund for which market prices are readily available are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, including when market quotations are not reliable, portfolio securities are valued at fair value pursuant to valuation policies approved by the Board (the “Valuation Procedures”). Fair value pricing involves subjective judgments, and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Board is ultimately responsible for the valuation of the Fund’s portfolio investments. Under the Valuation Procedures, the Board has designated the Adviser as “valuation designee,” and as such, the Adviser has certain responsibilities including assessing and managing valuation risks, monitoring for valuations that may not be reliable, establishing and applying fair value methodologies, testing those methodologies, and overseeing independent pricing services used by the Fund. The Valuation Procedures authorize the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board.

Debt securities and other instruments not traded on an exchange may be valued based on prices supplied by independent third-party pricing services and independent third-party valuation services, based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity.

INVESTOR SUITABILITY

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Advisers Act (“Qualified Investors”). In order to purchase shares, a prospective investor must submit a completed investor certification to the Fund prior to the investment in the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

So long as an investor continues to satisfy the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums and investment restrictions, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus. Existing shareholders who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares certifying that they continue to satisfy the investor qualification standard in place at the time of their initial investment.

CONFLICTS OF INTEREST

The Adviser and its affiliates have both subjective and objective policies and procedures in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and its similar fiduciary obligations to other clients. For example the Adviser has adopted policies and procedures that seek to allocate investment opportunities between the Fund and their other respective clients fairly and equitably over time. Nonetheless, an investment opportunity that is suitable for multiple clients, including the Fund, the Adviser may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed on some clients by the 1940 Act.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the accounts managed by the Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Further, the Adviser’s incentive fee creates an incentive for the Adviser to recommend more speculative investments for the Fund than it would otherwise in the absence of such performance-based compensation.

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities, including other investment funds and separately managed accounts other than the Fund (“Adviser Accounts”). The Adviser and its investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Adviser may in the future serve as investment adviser to other funds or accounts that invest in the same securities in which the Fund invests. To the extent that the Fund competes with these other funds or accounts managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its allocation policies and the requirements of the Advisers Act. The Adviser’s allocation policies are intended to ensure that the Fund may generally share equitably with other investment funds managed by the Adviser, or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the Fund and such other investment funds.

QUARTERLY REPURCHASES OF SHARES

The Fund does not currently intend to list its shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through our Repurchase Program, or, in limited circumstances, as a result of transfers of shares to other investors.

To provide shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase at least 5% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Trust currently expects to offer to repurchase only the minimum amount of 5% of its outstanding shares in accordance with Rule 23c-3 under the 1940 Act. Quarterly repurchases will occur in the months of January, April, July and October starting in July 2023. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The Fund determines the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date. The Repurchase Pricing Date will be specified in the Notice to Shareholders. The Fund distributes payments to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. The Fund’s shares are not listed on any securities exchange, and no secondary market is expected to develop for the shares. Accordingly, you may not be able to sell shares when and/or in the amount that you desire. Thus, the shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject it and shareholders to special risks.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be at least 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call the Fund at (xxx) xxx-xxxx to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of its outstanding shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

For additional information about the Fund’s quarterly repurchase offers, see “Quarterly Repurchases of Shares” in the SAI.

DISTRIBUTION POLICY

Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a quarterly basis and to pay such distributions on a quarterly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to it for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

The Fund intends to make a distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the Board from time to time.

To the extent that any portion of the Fund’s quarterly distributions is considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such shares, and could result in a higher tax liability when the shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of our current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to us and our shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in us and, over time, increase our expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to shareholders subject to IRS reporting. The Fund’s ordinary distributions may exceed its earnings, especially during the period before it has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to shareholders using proceeds it receives from its distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Certain U.S. Federal Income Tax Matters” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, it will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to shareholders.

The Board reserves the right to change its distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a distribution reinvestment policy administered by the Transfer Agent. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s distribution reinvestment policy. Shareholders who elect not to participate in the Fund’s distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Transfer Agent in writing at [                               ]. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the distribution, or the shareholder will receive such distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized newly issued shares from the Fund. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by our NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Transfer Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable under the distribution reinvestment policy for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Transfer Agent at [                     ]. Certain transactions can be performed by calling the toll-free number (xxx) xxx-xxxx.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund’s shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold their shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of the Shares who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” generally is a beneficial owner of shares that is not a U.S. shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares should consult with the shareholder’s tax advisers with respect to the purchase, ownership and disposition of the shares.

Tax matters are complex and the tax consequences to an investor of an investment in shares will depend on the facts of the shareholder’s particular situation. The Fund encourages all investors to consult their respective tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income distributed (or deemed distributed) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders. The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no federal income tax, (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

To qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the 90% Income Test); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets and more than 10% of the outstanding voting securities of the issuer; and

●	no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of the Fund’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received all of the corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund’s investments at times or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If the Fund has to borrow funds or sell assets in order to satisfy the annual Distribution Requirements, the Fund may fail to meet the Diversification Tests and the 1940 Act prohibition on making distributions while debt obligations and senior securities are outstanding, unless certain “asset coverage” tests are met. Further, if the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. It is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for these shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include the shareholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to the shareholder’s allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax the shareholders owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for the shareholder’s shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of the Fund’s investment company taxable income as a “deemed distribution.”

The Fund does not expect that special share distributions that the Fund pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends whether a shareholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive such shareholders’ distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of the shareholder’s distribution in shares. If the Fund decides to make any distributions consistent with these rulings that are payable in part in shares, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the shares at the time of the sale.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of that shareholder’s investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of the shareholder’s shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held these shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

If the Fund is not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of the Fund’s affected expenses, including the Fund’s management fees, will be treated as an additional dividend to the shareholder. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will constitute a publicly offered RIC for the Fund’s first tax year, there can be no assurance that the Fund will in fact so qualify for any of the Fund’s taxable years.

The Fund will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any non-corporate U.S. shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is the shareholder’s social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Shareholders

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their respective tax advisers before investing in the shares. Distributions of the Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For distributions made to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to the Fund’s shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of the Fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that the shareholder is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares and proceeds from the sale of their Shares. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If the Fund is unable to qualify for treatment as a RIC, the Fund will be subject to tax on all of the Fund’s taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to the Fund’s shareholders. Distributions would not be required, and any distributions would be taxable to the Fund’s shareholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Possible Tax Law Changes

The foregoing discussion is only a summary and is based upon existing federal income tax law. Shareholders should recognize that the federal income tax treatment of an investment in the Fund may be modified at any time by legislative, judicial, or administrative action. Any such changes may have a retroactive effect with respect to existing transactions and investments and may modify the statements made above. In particular, the Tax Act includes sweeping changes to U.S. tax laws and represents the most significant changes to the Code since 1986. Shareholders are urged to consult with their own tax advisor with respect to the impact of recent legislation, including the Tax Act, on their investment in the Shares.

THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT WITH THEIR TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is a statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on September 19, 2022.

Shares of Beneficial Interest

The Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for the Fund’s shares and it is not expected that a market will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for our debts or obligations.

Shares

Under the terms of the Declaration of Trust, all shares, when consideration for shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be transferable as provided in the Declaration of Trust, provided that any such transfer will be only to a Qualified Investor. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, each share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust, a resolution of the Board, or applicable law. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than common shares of beneficial interest (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty (“Disabling Conduct”).

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person engaged in Disabling Conduct.. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Fund has entered into the Investment Management Agreement with the Adviser. The Investment Management Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard for its obligations thereunder, the Adviser is not liable for any error of judgment or mistake of law in connection with the services provided to the Fund.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be one or such other number as the Trustees shall fix from time to time. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all shares voted at a meeting of shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) by action of a majority of the then Trustees, with or without cause. Shareholders owning at least two-thirds of the outstanding Shares shall have the power to remove a Trustee with or without cause.

Action by Shareholders

The Declaration of Trust provides that shareholder action can be taken only at a meeting of shareholders or by written consent in lieu of a meeting signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders except that a plurality shall be required to elect a Trustee.

Amendment of Declaration of Trust and Bylaws

Pursuant to the Declaration of Trust, the Trustees may generally amend or supplement the Declaration of Trust without a shareholder vote. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that shares shall not entitle shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

Liability of Shareholders

Shareholders in the Fund will be shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Declaration of Trust, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a shareholder, except that the Investor may be obligated to repay any funds wrongfully distributed to the shareholder.

Term, Dissolution and Liquidation

Unless dissolved as provided in the Declaration of Trust, the Fund shall have perpetual existence. The Fund may be dissolved at any time by action of the Trustees, without a vote of shareholders. Upon dissolution of the Fund, the Trustees shall pay or make reasonable provision to pay all claims and obligations of the Fund Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to the Fund shall be distributed to the shareholders of, ratably according to the number of Shares held by the several shareholders on the record date for such dissolution distribution.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) with or without cause by action of a majority of the Trustees; or (ii) with or without cause by the affirmative vote of two-thirds of outstanding Shares cast at a shareholders’ meeting at which a quorum is present. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Distributor is an affiliate of the Fund’s Administrator.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and for forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business on the days the Fund calculates NAV, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Kingsbarn Parallel Income Fund to:

P.O. Box 219238

Kansas City, MO 64121

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at (800) 628-4077 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Program — Subsequent Investments

You may participate in the Fund’s automatic investment program, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments on specified days of each month into your established Fund account. Please contact the Fund at (xxx) xxx-xxxx for more information about the Fund’s automatic investment program.

By Telephone

Investors may purchase additional shares of the Fund by calling (xxx) xxx-xxxx. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call at (844) 292-0365 for additional assistance.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

LEGAL MATTERS

Practus LLP, located at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as the Fund’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. Cohen is located at 1350 Euclid Ave, Suite 800, Cleveland, OH 44115.

ADDITIONAL INFORMATION

Reports to Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call (800) 628-4077 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

Other Information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file nos.: 333-268026; 811-23834). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

PROSPECTUS

KINGSBARN Parallel Income Fund

Common Shares of Beneficial Interest

____, 2022

Kingsbarn Capital Management, LLC

Investment Adviser

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a Prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED December 28, 2022

STATEMENT OF ADDITIONAL INFORMATION

___, 2022

KINGSBARN PARALLEL INCOME FUND

Principal Executive Offices

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 628-4077

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Kingsbarn Parallel Income Fund (the “Fund”), dated ___, 2022 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the shares of the Fund.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at (800) 628-4077 or by visiting the Fund’s website at www._____.com. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC are also available to the public on the EDGAR Database at the SEC’s Internet web site at www.sec.gov.

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund. The Fund was organized as a Delaware statutory trust on September 19, 2022. The Fund’s principal offices are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235, and its telephone number is (800) 628-4077. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund engages in a continuous offering of its shares, sold through its Prospectus. The Fund’s Board of Trustees (the “Board” or “Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Kingsbarn Capital Management, LLC (the “Adviser”) serves as the Fund’s investment adviser.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is to provide a consistent level of divided income and the preservation of capital.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.

(1)	The Fund may not borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).

(2)	The Fund may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	The Fund is permitted to (a) purchase securities on margin to the extent permitted by the 1940 Act; (b) obtain such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities; and (c) pay or transfer margin or collateral in connection with engaging in transactions in derivatives.

(4)	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5)	The Fund will concentrate its investments in the publicly issued equity securities of residential and commercial real estate investment trusts (“MREITs and “CREITs”) that invest in residential and commercial mortgage loans, and residential mortgage-backed securities and commercial mortgage-backed securities and will therefore, at all times, invest more than 25% of its total assets in such securities. The Fund may not invest 25% or more of its total assets in the equity securities of companies or entities engaged in any other industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(6)	The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	The Fund may not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities or other investments in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(8)	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein (including real estate investment trusts).

(9)	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act for no less than 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements. The Fund will repurchase shares that are tendered by a specific date (“Repurchase Request Deadline”) which will be established by the Fund’s Board of Trustees in accordance with Rule 23c-3, as amended. Ruel 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies. The Fund has not adopted any non-fundamental policies.

Additional Information About Principal and Non-Principal Investment Strategies and Risks

REITs. The Fund is to invest in mortgage REITs as part of its investment strategy. Mortgage REITs are pooled investment vehicles that own residential or commercial mortgage loans or securities. Mortgage REITs generally do not own residential or commercial properties. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund would bear its proportionate share of the costs of the REITs’ operations if it invests in REITs. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. REITs may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the Internal Revenue Service (“IRS”) to extend the deadline for issuance of Forms 1099-DIV.

Along with the risks common to different types of mortgage- or real estate-related securities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for favorable tax treatment or exemption under the 1940 Act. Furthermore, REITs are not typically diversified and are heavily dependent on cash flow. Investments in REIT equity securities could require the Fund to accrue and distribute income not yet received by the Fund. On the other hand, investments in REIT equity securities can also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Business Development Companies (“BDCs”). The Fund may invest in BDCs, which typically operate to invest in, or lend capital to, early stage-to-mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are generally taxed as regulated investment companies under the Internal Revenue Code. BDCs realize operating income when their investments are sold off or as income is received in connection with lending, and therefore maintain complex organizational, operational, tax and compliance requirements. For tax purposes, BDCs generally intend to qualify for taxation as regulated investment companies. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest, and therefore there is a risk that investors may not be able to make a fully informed decision. In addition, investments made by BDCs are typically illiquid and may be difficult to value. A BDC may only incur indebtedness in amounts such that the BDC’s asset coverage, subject to certain conditions, equals at least 150% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.

Mortgage-Related Securities. The Fund’s underlying companies may invest in a variety of mortgage loans and securities issued by government agencies, and private loans. Mortgage-related assets include, but are not limited to, any security, instrument or other asset that is related to U.S. mortgages, including those issued by private originators or issuers, or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include non-performing loans, which are loans considered in default or close to default, and reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

The value of some mortgage-related securities in which the Fund’s underlying companies invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed-income investments, the ability of an underlying company to utilize these instruments successfully may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly. The financial downturn of the late 2000s adversely affected the market for mortgage-related securities. The downturn saw dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. Between 2008 and 2009, the market for mortgage-related securities was particularly adversely impacted by, among other factors, the failure of certain large financial institutions and the events leading to the conservatorship and the control by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). These events, coupled with the general economic downturn, resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments. There is no assurance that the U.S. Government would take similar or further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the fund could realize losses on mortgage-related securities. The mortgage-related assets may invest may pay variable or fixed rates of interest. Through investments in mortgage-related assets, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related assets.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Adjustable rate mortgage-related securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has experienced in the past, and could experience in the future, difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods. A decline in or flattening of housing values may exacerbate such delinquencies and losses on residential mortgages. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. As a result of the 2008 financial crisis, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for certain mortgage-related securities, which adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could recur or worsen in the future.

Agency Mortgage-Related Securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the U.S. Department of Housing and Urban Development (the “Department of Housing and Urban Development” or “HUD”). GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage-backed securities trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Department of the Treasury (the “U.S. Treasury”) entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred securities and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively. FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Fund. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing uniform mortgage-backed securities in place of their current offerings of to-be-announced-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the to-be-announced (“TBA”) market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Derivative Instruments. The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of derivatives. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith. The derivatives market is always changing and the Fund may invest in derivatives other than those shown below.

In pursuing its investment objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, or as part of its overall investment strategies. The Fund also may enter into swap agreements with respect to interest rates or indexes of securities and enter into U.S. Treasury note futures contracts in order to manage the risk of longer-term interest rates. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund also may use those instruments, provided that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to additional, unforeseen risks, including the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling or unable to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, the Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates and security indexes. The Fund also may enter into options on swap agreements (“swaptions”). The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to hedge risk of loss due to movements in longer-term interest rates, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities or commodities representing a particular index. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund also may enter into combinations of swap agreements in order to achieve certain economic results. For example, the Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that the Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.

The Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. The Fund may potentially engage in variance swaps.

U.S. Treasury Futures Contracts. The Fund may enter into U.S. Treasury futures contracts to hedge against risk of longer-term interest rates. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset at a specified price on a specified day or days in the future. U.S. Treasury futures contracts are futures contracts where the underlying asset is a security issued by the U.S. Treasury. The use of futures contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is no guarantee that the use of U.S. Treasury futures contracts to manage the longer-term interest rate risk will be successful. U.S. Treasury futures contracts are subject to risks that include, among others, unanticipated changes in interest rates, and the Fund bears the risk that it will not accurately forecast future interest rates in entering into futures contracts. The Fund will seek “short” exposure through U.S. Treasury note futures, which would cause the Fund to be exposed to certain risks associated with selling short, referenced below under “Short Sales”.

SEC Regulation of Derivatives. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Fund does not intend to utilize the Limited Derivatives User Exception.

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

CFTC Regulation of Derivatives. The Adviser has claimed an exemption from registration with the Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act (“CEA”), and therefore the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the CEA, which requires that the Fund limit its use of futures, options on futures, swaps, and swaptions (“commodity interests”) to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity interests.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a private investment fund in which the Fund invests, including but not limited to private debt funds and private real estate funds managed by unaffiliated institutional asset managers, or a public investment fund in which the Fund invests managed by unaffiliated institutional asset managers, may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Equity Securities. In addition to common stocks, the Fund may invest in other equity securities, including preferred stocks.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally distributions as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed distribution rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock distributions are payable only if declared by the board of directors or equivalent body. Preferred stock also may be subject to optional or mandatory redemption provisions

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

Short Sales. The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

MANAGEMENT OF THE FUND

The Fund is governed by the Board of Trustees, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experience, qualifications, attributes and skills. Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills. Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals. Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant since 1996 and, as such, brings tax, budgeting and financial reporting skills to the Board. Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm. Mr. Kevin Farragher has experience as an executive in multiple roles in the investment management industry, including product management, mutual fund, ETF and brokerage operations, and trade supervision and compliance. The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Fund, within the meaning of the 1940 Act. The Fund also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Fund, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Fund’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

The Fund faces a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Fund, including the Fund’s valuation policies and transaction procedures; (3) periodically meeting with the Fund’s portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Fund and its service providers; (6) receiving and reviewing reports from the Fund’s independent registered public accounting firm regarding the Fund’s financial condition and the Fund’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Fund’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

Trustees and Officers

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(1) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (67) Trustee	Indefinite, Since September 2022	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	1	Independent Trustee of World Funds Trust (registered investment company) for the twenty series of that trust and Independent Trustee for the thirteen series of the ETF Opportunities Trust (registered investment company).
Mary Lou H. Ivey (64) Trustee	Indefinite, Since September 2022	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 - 2021.	1	Independent Trustee of World Funds Trust for the twenty series of that trust and Independent Trustee for the thirteen series of the ETF Opportunities Trust.
Theo H. Pitt, Jr. (86) Trustee	Indefinite, Since September 2022	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	1

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust for the one series of that trust; World Funds Trust for the twenty series of that trust; Starboard Investment Trust for the fourteen series of that trust; and Independent Trustee for the thirteen series of the ETF Opportunities Trust (all registered investment companies).

Kevin Farragher (63) Trustee	Indefinite, Since September 2022	Independent Consultant since 2014.	1	None.

(1) The term “Fund Complex” includes the Fund.

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David Bogaert (58) President	Indefinite, Since September 2022	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration), October 2013 – present.
Karen M. Shupe (58) Treasurer and Principal Executive Officer	Indefinite, Since September 2022	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (67) Assistant Treasurer and Principal Financial Officer	Indefinite, Since September 2022	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (53) Secretary	Indefinite, Since September 2022	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Holly B. Giangiulio (60) Assistant Secretary	Indefinite, Since September 2022	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.
Laura B. Wright (50) Assistant Secretary	Indefinite, Since September 2022	Fund Administrator, Commonwealth Fund Services, Inc., 2016 to present.
J. Stephen King (59) Assistant Secretary	Indefinite, Since September 2022	Attorney, Practus, LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.
Gino E. Malaspina (54) Assistant Secretary	Indefinite, Since September 2022	Counsel, Practus, LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.
Soth Chin (56) Chief Compliance Officer	Indefinite, Since September 2022	Outsourced Chief Compliance Officer since 2017.
Julian G. Winters (53) Assistant Chief Compliance Officer	Indefinite, Since September 2022	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

BOARD OF TRUSTEES

The Board of Trustees oversees the Fund and certain aspects of the services provided by the Adviser and the Fund’s other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Fund serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Fund has a standing Audit Committee of the Board composed of Mr. Urban, Ms. Ivey, Mr. Pitt and Mr. Farragher. The functions of the Audit Committee are to meet with the Fund’s independent auditors to review the scope and findings of the annual audit, discuss the Fund’s accounting policies, discuss any recommendations of the independent auditors with respect to the Fund’s management practices, review the impact of changes in accounting standards on the Fund’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. The Fund has not yet commenced operations, and the Audit Committee has not met.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey, Mr. Pitt and Mr. Farragher. The Nominating and Corporate Governance Committee periodically reviews the composition of the Board of Trustees, makes nominations for Trustee membership on the Trust’s Board of Trustees as necessary, and periodically reviews the responsibilities of the Board committees. The Nominating and Corporate Governance Committee will, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations. The Fund has not yet commenced operations, and the Nominating and Corporate Governance Committee has not met.

The Qualified Legal Compliance Committee is comprised of Mr. Urban, Ms. Ivey, Mr. Pitt and Mr. Farragher. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Fund, its officers, Trustees, or agents. The Fund has not yet commenced operations, and the Qualified Legal Compliance Committee has not met.

Compensation of Trustees

Each Trustee who is not an “interested person” of the Fund may receive compensation for their services to the Fund. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Each Trustee receives a retainer fee at the annualized rate of $6,000. The Fund does not have a bonus, profit sharing, pension or retirement plan. Compensation received by each Trustee from the Fund for the Fund’s initial fiscal period ended November 30, 2023 is expected to be as follows:

Name	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
David J. Urban	$6,000	None	None	$6,000
Mary Lou H. Ivey	$6,000	None	None	$6,000
Theo H. Pitt, Jr.	$6,000	None	None	$6,000
Kevin Farragher	$6,000	None	None	$6,000

Trustee Beneficial Ownership of Shares

As of the date of this Statement of Additional Information , the Fund had not commenced operations and no Trustee beneficially owns any equity securities of the Fund.

CODES OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are on file with and can be reviewed and copied at the SEC Public Reference Room in Washington, DC. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board. The proxy voting policy for the Fund can be found in Exhibit A and the proxy voting policy of the Adviser can be found in Exhibit B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve (12) month period ending June 30, will be available (1) without charge, upon request by calling (800) 673-0550; and (2) on the EDGAR Database on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Kingsbarn Capital Management, LLC, located at 4455 E. Camelback Road, Suite E261, Phoenix, Arizona 85018, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Nevada limited liability company that was formed in October 2021. The Adviser is controlled by Jeff Allen Pori, the Chief Executive Officer of the Adviser.

Under the general supervision of the Board, the Adviser will continuously review, supervise and administer the investment program of the Fund, to (i) determine in its discretion the securities to be purchased, held, sold or exchanged, (ii) provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and (iii) render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities in compliance with such policies as the Board may from time to time establish, with the objective, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations. The Adviser is obligated to pay its expenses associated with providing the services stated in the Investment Management Agreement, including providing the personnel, office space and equipment reasonably necessary to perform its obligations.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser, the Fund is required to pay the Adviser an advisory fee consisting of two components — a management fee (“Management Fee”) and an incentive fee (“Incentive Fee”).

The Management Fee is payable quarterly in arrears and calculated at an annual rate of 1.50% of the Fund’s daily net assets.

The Incentive Fee is determined and payable quarterly in arrears. The Incentive Fee is earned on Net Profits (after the deduction of any Loss Carryforward, as described below) less the Preferred Return (the Fund’s average daily net assets for the quarter multiplied by an annual rate of 7.50%). For the purposes of the Incentive Fee, the term “Net Profits” means the amount by which the net asset value of the Fund on the last business day of the quarter exceeds the net asset value of the Fund as of last business day the prior quarter, plus the amount of any distributions made to Shareholders during the period. In the event that Net Profits is less than zero (such amount, a “Net Loss”), the cumulative amount of any Net Losses shall be aggregated and such amount (“Loss Carryforward”) shall be used to reduce Net Profits in future quarters until the Loss Carryforward amount is zero. No Incentive Fee will be paid to the Adviser on Net Profits (after the deduction of any Loss Carryforward) which is less than the Preferred Return. The Adviser will be paid 100% of the Fund’s Net Profits (after the deduction of any Loss Carryforward) in excess of the Preferred Return up to the “catch-up amount”, which is the Fund’s Net Profits (after the deduction of any Loss Carryforward) for the quarter less the sum of the Preferred Return and 10% of the Net Profits (after the deduction of any Loss Carryforward) for the quarter (such amount, the “Catch-Up Incentive Fee”). The Adviser will be paid 10% of the Net Profits (after the deduction of any Loss Carryforward) in excess of the sum of the Preferred Return and the Catch-Up Incentive Fee.

The Adviser has entered into a written expense limitation agreement until February 28, 2024 under which it has agreed to limit the total expenses of the Fund (exclusive of the management fee, incentive fee, interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.50% of the Fund’s daily net assets. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This expense limitation agreement may not be terminated prior to February 28, 2024 unless mutually agreed to in writing by the parties.

The Fund hasn’t commenced operations prior to the date of this SAI, and accordingly, the Adviser has earned no Management Fee or Incentive Fee.

Fund Expenses

The Adviser will bear its own costs of providing services under the Investment Management Agreement. The Adviser shall not be responsible for the Fund’s expenses, including the Fund’s ordinary operating expenses, brokerage, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

The Fund is responsible for and has assumed the obligation for payment of all of its expenses, including but not limited to: organizational expenses, fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board; insurance premiums on property or personnel of the Fund, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Administrator

Commonwealth Fund Services, Inc., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator of the Fund. Pursuant to the Administrative Services Agreement, the Administrator will furnish the Fund with clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on its behalf. In addition, the Administrator will perform the calculation and publication of the Fund’s NAV and will oversee the preparation and filing of the Fund’s tax returns, the payment of its expenses and the performance oversight of various third-party service providers.

In accordance with the Administrative Services Agreement, the Administrator is be paid the greater of a minimum fee or fees based on the annual net assets of the Fund plus out of pocket expenses, payable quarterly in arrears, in connection with providing services to the Fund.

The Fund hasn’t commenced operations prior to the date of this SAI, and accordingly, the Administrator has earned no fees under is Administrative Services Agreement.

PORTFOLIO MANAGERS

As described in the Prospectus, Messrs. Jim Fowler and Iggy Chiang serve as the Portfolio Managers for the Fund and are responsible for the day-to-day management of the Fund. As of the date of this Statement of Additional Information the Portfolio Managers managed no other registered investment company, other pooled investment vehicle or other accounts in addition to the Fund.

Portfolio Manager Compensation

Each Portfolio Manager receives a fixed base salary and an annual discretionary bonus. The amount of a Portfolio Manager’s bonus is based on a percentage of the profits of the Adviser and is not directly based on the performance of the Fund or any other account or fund managed by the Adviser.

Conflicts of Interest

When the Portfolio Managers have responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, Portfolio Managers, who on behalf of the Adviser, provide investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating his or her time and activity between the Fund and other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund as in his or her judgment is necessary and appropriate.

The Adviser and the Portfolio Managers attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts (including client accounts managed by affiliates of the Adviser). The Adviser has adopted allocation policies and procedures intended to treat all client accounts (including client accounts managed by affiliates of the Adviser) in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity is appropriate for more than one client account and require that the Adviser and its affiliates allocate investment opportunities among such accounts in a fair and equitable manner (i.e., on a pro rata basis, on an alternating basis, etc.). To the extent that the Portfolio Managers seek to purchase or sell the same security for multiple client accounts, the Portfolio Managers may aggregate, or bunch, these orders where they deem this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

As of the date of this Statement of Additional Information, the Portfolio Managers beneficially owned no shares in the Fund.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record or credited directly to a predetermined bank account on the Repurchase Payment Deadline (defined below), which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

The Fund’s first Repurchase Request Deadline is expected to be in July 2023.

Repurchase Offer Policy Summary of Terms

1. The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2. The repurchase offers will be made in January, April, July and October of each year.

3. Repurchase requests must be submitted by the deadline included in the Shareholder Notification (defined below) (the “Repurchase Request Deadline”).

4. The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. The Fund does not currently charge a repurchase fee.

The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be at least 5% of the total number of shares outstanding on the Repurchase Request Deadline.  However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund shares.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days nor more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification will contain the following information:

1. A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2. Any fees applicable to such repurchase, if any;

3. The Repurchase Offer Amount;

4. The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5. The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6. The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7. The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8. The circumstances in which the Fund may suspend or postpone a repurchase offer;

9. The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10. The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1. Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2. Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1. If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Internal Revenue Code;

2. To the extent the Fund is listed in the future, if the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3. For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4. For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5. For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1. Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2. Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3. Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1. In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a) The frequency of trades and quotes for the security.

(b) The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c) Dealer undertakings to make a market in the security.

(d) The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e) The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2. If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report the basis for its determination to retain a security at the next Board meeting.

3. The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4. These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1. Disclosure of its fundamental policy regarding periodic repurchase offers.

2. Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a. the number of repurchase offers,

b. the repurchase offer amount and the amount tendered in each repurchase offer,

c. and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Involuntary Repurchases. The Fund may, at any time, repurchase at NAV shares of a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate NAV less than an amount determined from time to time by the Trustees; or in accordance with the Fund’s Trust Agreement and Section 23 of the 1940 Act and Rule 23c-2 thereunder. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund shares that it holds in its capacity as a shareholder.

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

DISTRIBUTOR

Foreside Fund Services, LLC. (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV.  The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares.  No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Advisers Act (“Qualified Investors”). In order to purchase shares, a prospective investor must submit a completed investor certification to the Fund prior to the investment in the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

So long as an investor continues to satisfy the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums and investment restrictions, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus. Existing shareholders who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares certifying that they continue to satisfy the investor qualification standard in place at the time of their initial investment.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Adviser’s portfolio managers who are employees of the Adviser. Generally, the Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio manager and its designees in the performance of their investment decision-making responsibilities on behalf of the Fund. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The Fund has not commenced operations prior to the date of this SAI, and accordingly the Fund has paid no brokerage commissions.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income (the “Income Test”) from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

Some of the income and fees that the Fund will recognize may not satisfy the Income Test. In order to ensure that such income and fees do not disqualify the Fund as a regulated investment company for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A repurchase of Fund shares will result in the recognition of taxable gain or loss to the tendering shareholder in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his, her or its Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the tendering of shares for repurchase by the Trust within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized by a shareholder upon the tendering of shares for repurchase may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such repurchase.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his, her or its shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, a shareholder who tenders all of his, her or its shares (including shares deemed owned by such shareholder through application of the constructive ownership rules) will be treated as having sold the shares and generally will realize a capital gain or loss.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. To the extent that a shareholder purchases additional shares at a discount to fair market value, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his, her or its federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Tendering of Fund shares for repurchase may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the repurchase of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the repurchase of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect tax identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from the repurchase or other taxable dispositions of the Fund’s shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund is required to report to each shareholder and to the IRS cost basis information for covered shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares and whether the gain or loss is long-term or short-term. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. The Fund has not commenced operations and accordingly there are no beneficial or record owners of Fund shares and no control persons of the Fund.

Beneficial ownership is determined in accordance with the applicable rules of the SEC.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Administrator.  Commonwealth Fund Services, Inc., located at 8730 Stoney Point Parkway, Suite 205, Richmond, Virginia, 23235, serves as the administrator for the Fund.

Transfer Agent. Commonwealth Fund Services, Inc. serves as transfer agent for the Fund.

Fund Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, is counsel to the Fund.

Custodian. Fifth Third Bank, with principal offices at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the securities and cash for the Fund’s portfolio. Under the Custody Agreement, Fifth Third Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements and provides other audit, tax, and related services for the Fund.  Cohen is located at 1350 Euclid Ave, Suite 800, Cleveland, OH 44115.

FINANCIAL STATEMENTS

Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “Act”) are filed as part of the Statement of Additional Information.

The financial statements and independent registered public accounting firm’s report thereon contained in the Fund’s initial annual report will be incorporated by reference in this Statement of Additional Information after the Fund’s initial fiscal year end. The Fund’s annual report will be available upon request, without charge, by calling the Fund at (800) 628-4077 or be e-mailing the Fund at [add email].

Kingsbarn Parallel Income Fund

STATEMENT OF ASSETS AND LIABILITIES

December 19, 2022

Assets:
Cash	$100,000

Total Assets	100,000

Liabilities:
$—

Total Liabilities	—

Net Assets:	$100,000
Components of Net Assets:
Paid in Capital (applicable to 4,000 shares outstanding, no par value, unlimited number shares authorized)	$100,000

Net asset value per share outstanding ($100,000 divided by 4,000 Shares outstanding)	$25.00

The accompanying notes are an integral part of this financial statement.

Kingsbarn Parallel Income Fund

NOTES TO FINANCIAL STATEMENT

December 19, 2022

NOTE 1 – ORGANIZATION

Kingsbarn Parallel Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed- end management investment company that is operated as an interval fund. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated September 27, 2022 and Kingsbarn Capital Management, LLC (the “Adviser”) acts as investment adviser to the Fund. The shares of the Fund are referred to herein as “Common Shares.”

The Fund has had no operations to date other than matters relating to its organization and registration and the sale and issuance to the Adviser of 4,000 Common Shares at an aggregate purchase price of $100,000 in the Fund. The investment objective of the Fund is to provide income to its shareholders.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Fund is an investment company and follows the accounting and reporting guidance of Topic 946.

Use of Estimates

The accompanying financial statement was prepared in accordance with GAAP, which require the use of estimates and assumptions to be made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash

Cash includes non-interest bearing non-restricted cash with a financial institution.

Federal Income Taxes

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Indemnification

The Fund will indemnify its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - ORGANIZATION AND OFFERING COSTS

The Adviser has agreed to pay all organizational and offering costs of the Fund and these are not subject to recoupment.

NOTE 4 – INVESTMENT MANAGEMENT AGREEMENT AND EXPENSE LIMITATION AGREEMENT

Investment Adviser

Kingsbarn Capital Management, LLC, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the supervision of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting appropriate investment strategies and assuring that investments are made according to the Fund’s investment objective, policies and restrictions.

Pursuant to an Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser, the Fund is to pay the Adviser an advisory fee consisting of two components – a management fee (“Management Fee”) and an incentive fee (“Incentive Fee”). The Management Fee is payable quarterly in arrears and calculated at an annual rate of 1.50% of the Fund’s daily net assets.

The Incentive Fee is determined and payable quarterly in arrears. The Incentive Fee is earned on net profits (after the deduction of any Loss Carryforward, as described below) less the Preferred Return (the Fund’s average daily net assets for the quarter multiplied by an annual rate of 7.50%). For the purposes of the Incentive Fee, the term “Net Profits” means the amount by which the net asset value of the Fund on the last business day of the quarter exceeds the net asset value of the Fund as of last business day of the prior quarter, plus the amount of any distributions made to Shareholders during the period. In the event that Net Profits is less than zero (such amount, a “Net Loss”), the cumulative amount of any Net Losses shall be aggregated and such amount (“Loss Carryforward”) shall be used to reduce Net Profits in future quarters until the Loss Carryforward amount is zero. No Incentive Fee will be paid to the Adviser on Net Profits (after the deduction of any Loss Carryforward) which is less than the Preferred Return. The Adviser will be paid 100% of the Fund’s Net Profits (after the deduction of any Loss Carryforward) in excess of the Preferred Return up to the “catch-up amount”, which is the Fund’s Net Profits (after the deduction of any Loss Carryforward) for the quarter less the sum of the Preferred Return and 10% of the Net Profits (after the deduction of any Loss Carryforward) for the quarter (such amount, the “Catch-Up Incentive Fee”). The Adviser will be paid 10% of the Net Profits (after the deduction of any Loss Carryforward) in excess of the sum of the Preferred Return and the Catch-Up Incentive Fee.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding management fee, incentive fee, interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) do not exceed 0.50% of the daily net assets of the Fund. The Advisor may not terminate this expense limitation agreement prior to February 28, 2024. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Other Fund Service Providers

Commonwealth Fund Services, Inc. (“CFS”) is the Fund’s administrator, transfer agent and accountant. Certain officers of the Fund are also officers and/or directors of CFS.

Fifth Third Bank serves as custodian for the Fund.

Foreside Fund Services, LLC (the “Distributor”) is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Practus, LLP is counsel to the Fund. John H. Lively, Secretary of the Fund, is Managing Partner of Practus, LLP. J. Stephen King and Gino E. Malaspina are each an Assistant Secretary of the Fund and a Partner of Practus, LLP. Messrs Lively, King and Malaspina receive no special compensation from the Fund for serving as officers of the Fund.

NOTE 5 – SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Kingsbarn Parallel Income Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Kingsbarn Parallel Income Fund (the “Fund”) as of December 19, 2022, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of December 19, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement and confirmation of cash owned as of December 19, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Funds advised by Kingsbarn Capital Management, LLC since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 28, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Exhibit A (Proxy Voting Policies of the Adviser)

Kingsbarn Capital Management

PROXY VOTING POLICY AND

PROCEDURES

Rule 206(4)-6 and rule amendments under the Advisers Act addresses an investment advisor’s fiduciary obligation to its Clients when the adviser has authority to vote their proxies.

Statement of Policy

Kingsbarn Capital Management (KCM) as a matter of policy and practice has no authority to vote proxies on behalf of its advisory Clients, except KCMs in which KCM serves as investment advisor. KCM may offer assistance as to proxy matters upon a Client’s request, but the Client always retains the proxy voting responsibility. (The policy with respect to voting proxies for its ETF fund Clients is described below.)

KCM discloses its proxy voting policy in its Disclosure Document/s. Moreover, KCM’s advisory agreements provide that it has no proxy voting responsibilities and that the advisory Clients expressly retain such voting authority. KCM’s new Client information materials may also indicate that the advisory Clients retain proxy voting authority.

Clients may obtain a copy of KCM’s proxy voting policies and procedures upon their request.

Exchange Traded Fund Clients

KCM will generally vote proxies for KCM in which KCM serves as the investment advisor unless required by applicable legal, regulatory or contractual requirements to pass such vote to the fund shareholders.

KCM will generally vote proxies in accordance with management recommendations as described below. KCM reserves the right to deviate from the general provisions contained within any part of this policy, and to vote against any issue regardless of the nature of the issue, if by doing so we protect the fund shareholders’ interest and value. In the event of such deviation, documentation regarding such vote will be maintained in KCM’s books and records.

Routine Matters

On routine matters, KCM will support management and vote in accordance with the following:

●	In analyzing directors and boards, the policy we follow generally supports the election of incumbent and newly appointed directors except when a majority of the company’s directors are not independent or where a director fails to attend at least 75% of board and committee meetings. In a contested election we will vote in accordance with what we feel is in the best interests of shareholders.

●	Our policy will support auditor ratification;

We generally support management proposals on executive compensation including equity compensation plans, allowing management and board discretion to design and implement effective compensation programs. However, recognizing that at some point the dilutive effect of equity compensation plans can negatively affect overall shareholder returns, the guidelines will vote against plans that would result in total overhang greater than 25%. similarly, our guidelines will support management advisory votes on compensation and will vote in favor of executive compensation arrangements in connection with merger transactions with the belief that an independent compensation committee is in the best position to design an appropriate compensation program for the company. Further, we follow management’s recommendation for proposals on the frequency of such advisory votes;

●	We recognize that having sufficient available authorized common and preferred shares allows companies flexibility to take advantage of rapidly developing opportunities as well as to effectively operate the business. Therefore, we will support proposals to increase both common and preferred shares;

●	We will generally support proposals relating to treatment of shareholders and changes to corporate structure except for management proposals to classify the board of directors which we will vote against to preserve director accountability;

●	We will undertake a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We will examine the process used to negotiate the transaction as well as the terms of the transaction in making the vote recommendation. We will vote in accordance with our belief in what is in the best interests of shareholders on mergers, acquisitions, and other financing transactions; and

●	We will vote against shareholder proposals not supported by management, thereby allowing management and the board discretion to address issues generally raised by shareholder proponents, including those relating to governance, compensation, environmental, and social issues.

Voting Procedures

Proxy statements are to be reviewed and voted by the Exchange Traded fund’s portfolio manager/s or another designated person. A record will be made and maintained of all votes. KCM reserves the right to vote contrary to its stated policy if it believes in its sole opinion that to do so would be in the best interests of its Clients and fund shareholders.

KCM may abstain from voting a proxy if it concludes that the effect on the Fund shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. KCM may also abstain from voting if it concludes the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. A record of reasons for any such abstention by KCM will be maintained.

Conflicts of Interest

Any conflict of interest will be resolved in the best interests of the Exchange Traded fund’s shareholders. In the event that a material conflict of interest is identified or believed to exist, KCM will review such conflict with its Chief Compliance Officer and the Exchange Traded fund’s proxy voting policies and procedures.

KCM shall also maintain record of any conflicts of interest that were identified with any specific vote, and if so, what action was taken to resolve the conflict with respect to each vote cast.

Proxy Vote Record Retention

KCM shall maintain records of proxies voted in accordance with Section 204-2 of the Act, including proxy statements, and a record of each vote cast. KCM shall also keep a copy of its policies and procedures and each written request from a Client for proxy voting records and KCM’s written response to any Client request, either written or oral, for such records. All proxy voting records are to be retained for five years, with the first two years in the offices of KCM.

Form N-PX Filing

KCM shall be responsible for ensuring that it maintains a complete proxy vote log and confirms the timely voting of proxies. The proxy vote log will be maintained in such a manner that the following information is contained within the log in accordance with the requirements of submitting Form N-PX for proxies voted on behalf of KCM’s Exchange Traded fund(s) Clients:

●	the name of the issuer;

●	the exchange ticker symbol, if available;

●	the CUSIP number, if available;

●	the shareholder meeting date;

●	a brief identification of the matter voted on;

●	whether the matter was proposed by the issuer or a security holder;

●	whether KCM cast its vote on the matter;

●	how KCM cast its vote on the matter (for, against, abstain, or withhold regarding the election of directors); and

●	whether KCM cast its vote for or against management.

KCM shall provide the information necessary to complete the Form N-PX to the appropriate fund service provider/administrator who will timely submit the filings, generally prior to August 31 for the 12-month period ended June 30 each year.

Adopted: November 8, 2021

Exhibit B (Proxy Voting Policies of the Fund)

KINGSBARN PARALLEL INCOME FUND PROXY

VOTING POLICY AND PROCEDURES

The Kingsbarn Parallel Income Fund (the “Fund” or the “Trust”) is registered as an open- end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Fund’s shareholders.

Delegation of Proxy Voting Authority to Fund Adviser

The Board believes that the investment adviser of the Fund, as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by the Fund. The Trust shall therefore defer to, and rely on, the Adviser of the Fund to make decisions on how to cast proxy votes on behalf of the Fund.

The Trust hereby designates the Adviser of the Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, the Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. The Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. The Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If the Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of the Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

The Adviser shall provide a complete voting record, as required by the Proxy Rule, for the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the U. S. Securities and Exchange Commission no later than August 31st of each year.

Adopted: December 20, 2022

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “Act”) are filed as part of the Statement of Additional Information.

2.	Exhibits:

a.1	Certificate of Trust dated September 19, 2022 is incorporated herein by reference to the registrant’s initial registration statement on Form N-2 filed with the SEC on October 27, 2022.
a.2	Agreement and Declaration of Trust dated September 27, 2022 is incorporated herein by reference to the registrant’s initial registration statement on Form N-2 filed with the SEC on October 27, 2022.

b.	Bylaws of Registrant dated September 27, 2022 is incorporated herein by reference to the registrant’s initial registration statement on Form N-2 filed with the SEC on October 27, 2022.

c.	None.

d.1	Article II (Shares of Beneficial Interest) and Article VI (Shareholder Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith.

d.2	Article IV (Shareholders Meetings) of the Bylaws of Registrant, filed herewith.

e.	Form of Dividend Reinvestment Plan.*

f.	None.

g.1.	Form of Investment Management Agreement between Registrant and Kingsbarn Capital Management, LLC (“Kingsbarn”)is filed herewith.

g.2.	Form of Expense Limitation Agreement between Registrant and Kingsbarn Capital Management, LLC is filed herewith.

h.1	Form of Distribution Agreement between Registrant and Foreside Fund Services, LLC is filed herewith.

h.2. h.3.	Form of Dealer Agreement. * Form of Selling Agreement*

i.	None.

j.	Form of Custody Agreement between Registrant and Fifth Third Bank is filed herewith.

k.	Form of Fund Services Agreement between Registrant and Commonwealth Fund Services, Inc. is filed herewith.

l.	Opinion and consent of Practus LLP.*

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm is filed herewith.

o.	None.

p.	Form of Subscription Agreement between Registrant and Kingsbarn Capital Management, LLC is filed herewith.

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Kingsbarn Capital Management, LLC.*

r.3	Code of Ethics of Principal Underwriter of the Fund.*

s.	Powers of Attorney are incorporated herein by reference to the Registrant’s initial registration statement on Form N-2 filed with the SEC on October 27, 2022.

* To be completed by amendment.

Item 26: Marketing Arrangements

See Form of Distribution Agreement.

Item 27: Other Expenses of Issuance and Distribution

Registration Fees	$	*
Printing expenses		*
Legal fees		*
Accounting expenses		*
Total		*

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

Set forth below is the number of record holders as of December 28, 2022 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Common shares of beneficial interest	0

Item 30: Indemnification

Reference is made to Article VIII, Sections 8.1 through 8.4, of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser

Kingsbarn Capital Management, LLC (“Kinsgbarn”) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Kingsbarn, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Kingsbarn pursuant to the Advisers Act (SEC File No. 801-122509).

Item 32: Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept in several locations:

a)	Adviser, Kingsbarn Capital Management, LLC, 4455 E. Camelback Road, Suite E261, Phoenix, AZ 85018.

b)	Custodian, Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263.

c)	Administrator and Transfer Agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser:

(1) if the Registrant is subject to Rule 430B under the 1933 Act: (A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the 1933 Act for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C under the 1933 Act: Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. The Registrant undertakes:

(a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 28th day of December, 2022.

KINGSBARN PARALLEL INCOME FUND

By:	/s/ Karen M. Shupe
Name:	Karen M. Shupe
Title:	Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities on December 28, 2022.

*David J. Urban	Trustee

*Mary Lou H. Ivey	Trustee

*Theo H. Pitt, Jr.	Trustee

*Kevin M. Farragher	Trustee

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer
Karen M. Shupe

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer
Ann T. MacDonald

*By: /s/ Karen M. Shupe
Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney

INDEX OF EXHIBITS

g.1.	Form of Investment Management Agreement between Registrant and Kingsbarn Capital Management, LLC.

g.2.	Form of Expense Limitation Agreement between Registrant and Kingsbarn Capital Management, LLC.

h.1	Form of Distribution Agreement between Registrant and Foreside Fund Services, LLC.

j.	Form of Custody Agreement between Registrant and Fifth Third Bank.

k.	Form of Fund Services Agreement between Registrant and Commonwealth Fund Services, Inc.

n.	Consent of Independent Registered Public Accounting Firm.

p.	Form of Subscription Agreement between Registrant and Kingsbarn Capital Management, LLC.